                                                                    EXHIBIT 10.1
--------------------------------------------------------------------------------
                                  $172,500,000

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                               SLEEPMASTER L.L.C.,
                                  as Borrower,

                          SLEEPMASTER HOLDINGS, L.L.C.,
                                   the Parent

                                       and

                            THE DOMESTIC SUBSIDIARIES
                                 OF THE BORROWER
                        FROM TIME TO TIME PARTIES HERETO
                                 as Guarantors,

                           THE LENDERS PARTIES HERETO

                                       and

                           FIRST UNION NATIONAL BANK,
                             as Administrative Agent

                          FIRST UNION SECURITIES, INC.,
                                as Sole Arranger

                             HELLER FINANCIAL, INC.,
                              as Syndication Agent

                                       and

                                 SUNTRUST BANK,
                             as Documentation Agent

                            Dated as of June 30, 2000

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE I  DEFINITIONS.......................................................................1
        Section 1.1   Defined Terms..........................................................1
        Section 1.2   Other Definitional Provisions.........................................26
        Section 1.3   Accounting Terms......................................................27

ARTICLE II  THE LOANS; AMOUNT AND TERMS.....................................................28
        Section 2.1   Revolving Loans.......................................................28
        Section 2.2   Tranche A Term Loan...................................................29
        Section 2.3   Tranche B Term Loan...................................................31
        Section 2.4   Swingline Loans.......................................................33
        Section 2.5   Letter of Credit Subfacility..........................................35
        Section 2.6   Fees..................................................................39
        Section 2.7   Commitment Reductions.................................................39
        Section 2.8   Prepayments...........................................................40
        Section 2.9   Minimum Principal Amount of Tranches..................................42
        Section 2.10  Default Rate and Payment Dates........................................42
        Section 2.11  Conversion Options....................................................42
        Section 2.12  Computation of Interest and Fees......................................43
        Section 2.13  Pro Rata Treatment and Payments.......................................43
        Section 2.14  Non-Receipt of Funds by the Administrative Agent......................45
        Section 2.15  Inability to Determine Interest Rate..................................46
        Section 2.16  Illegality............................................................46
        Section 2.17  Requirements of Law...................................................47
        Section 2.18  Indemnity.............................................................48
        Section 2.19  Taxes.................................................................48
        Section 2.20  Indemnification; Nature of Issuing Lender's Duties....................50
        Section 2.21  Replacement of Lenders................................................51

ARTICLE III  REPRESENTATIONS AND WARRANTIES.................................................52
        Section 3.1   Financial Condition...................................................52
        Section 3.2   No Change.............................................................52
        Section 3.3   Corporate Existence; Compliance with Law..............................53
        Section 3.4   Corporate Power; Authorization; Enforceable Obligations; No Consents..53
        Section 3.5   No Legal Bar; No Default..............................................53
        Section 3.6   No Material Litigation................................................54
        Section 3.7   Investment Company Act................................................54
        Section 3.8   Margin Regulations....................................................54
        Section 3.9   ERISA.................................................................54
        Section 3.10  Environmental Matters.................................................55
        Section 3.11  Use of Proceeds.......................................................55
        Section 3.12  Subsidiaries..........................................................56
        Section 3.13  Ownership.............................................................56
        Section 3.14  Indebtedness..........................................................56

        Section 3.15  Taxes.................................................................56
        Section 3.16  Intellectual Property.................................................56
        Section 3.17  Solvency..............................................................57
        Section 3.18  Investments...........................................................57
        Section 3.19  Security Documents....................................................57
        Section 3.20  Location of Collateral................................................57
        Section 3.21  No Burdensome Restrictions............................................57
        Section 3.22  Brokers' Fees.........................................................58
        Section 3.23  Labor Matters.........................................................58
        Section 3.24  Accuracy and Completeness of Information..............................58
        Section 3.25  Insurance.............................................................58

ARTICLE IV  CONDITIONS PRECEDENT............................................................59
        Section 4.1   Conditions to Closing Date and Initial Loans..........................59
        Section 4.2   Conditions to All Extensions of Credit................................65

ARTICLE V  AFFIRMATIVE COVENANTS............................................................66
        Section 5.1   Financial Statements..................................................66
        Section 5.2   Certificates; Other Information.......................................67
        Section 5.3   Payment of Obligations................................................68
        Section 5.4   Conduct of Business and Maintenance of Existence......................69
        Section 5.5   Maintenance of Property; Insurance....................................69
        Section 5.6   Inspection of Property; Books and Records; Discussions................70
        Section 5.7   Notices...............................................................70
        Section 5.8   Environmental Laws....................................................71
        Section 5.9   Financial Covenants...................................................72
        Section 5.10  Additional Subsidiary Guarantors......................................74
        Section 5.11  Compliance with Law...................................................74
        Section 5.12  Pledged Assets........................................................74
        Section 5.13  Further Assurances....................................................75

ARTICLE VI  NEGATIVE COVENANTS..............................................................75
        Section 6.1   Indebtedness..........................................................75
        Section 6.2   Liens.................................................................76
        Section 6.3   Guaranty Obligations..................................................76
        Section 6.4   Nature of Business....................................................77
        Section 6.5   Consolidation, Merger, Sale of Assets, Permitted Acquisitions, etc....77
        Section 6.6   Advances, Investments and Loans.......................................78
        Section 6.7   Transactions with Affiliates..........................................78
        Section 6.8   Ownership of Subsidiaries; Restrictions...............................78
        Section 6.9   Fiscal Year; Organizational Documents; Material Contracts.............78
        Section 6.10  Limitation on Restricted Actions......................................79
        Section 6.11  Restricted Payments...................................................79
        Section 6.12  Prepayments of Indebtedness, etc......................................80
        Section 6.13  Sale Leasebacks.......................................................80
        Section 6.14  No Further Negative Pledges...........................................80
        Section 6.15  Intentionally Omitted.................................................80

        Section 6.16  Subordinated Debt.....................................................80
        Section 6.17  Operating Leases......................................................81
        Section 6.18  Parent Holding Company and Sleepmaster Finance Corporation............81
        Section 6.19  Serta Licenses........................................................81

ARTICLE VII  EVENTS OF DEFAULT..............................................................82
        Section 7.1   Events of Default.....................................................82
        Section 7.2   Acceleration; Remedies................................................84

ARTICLE VIII  THE AGENT.....................................................................85
        Section 8.1   Appointment...........................................................85
        Section 8.2   Delegation of Duties..................................................85
        Section 8.3   Exculpatory Provisions................................................85
        Section 8.4   Reliance by Administrative Agent......................................86
        Section 8.5   Notice of Default.....................................................86
        Section 8.6   Non-Reliance on Administrative Agent and Other Lenders................86
        Section 8.7   Indemnification.......................................................87
        Section 8.8   Administrative Agent in Its Individual Capacity.......................87
        Section 8.9   Successor Administrative Agent........................................88
        Section 8.10  Release of Collateral.................................................88
        Section 8.11  Syndication and Documentation Agents..................................88

ARTICLE IX  MISCELLANEOUS...................................................................88
        Section 9.1   Amendments and Waivers................................................88
        Section 9.2   Notices...............................................................90
        Section 9.3   No Waiver; Cumulative Remedies........................................90
        Section 9.4   Survival of Representations and Warranties............................90
        Section 9.5   Payment of Expenses and Taxes.........................................91
        Section 9.6   Successors and Assigns; Participations; Purchasing Lenders............91
        Section 9.7   Adjustments; Set-off..................................................94
        Section 9.8   Table of Contents and Section Headings................................95
        Section 9.9   Counterparts..........................................................95
        Section 9.10  Effectiveness.........................................................95
        Section 9.11  Severability..........................................................95
        Section 9.12  Integration...........................................................96
        Section 9.13  Governing Law.........................................................96
        Section 9.14  Consent to Jurisdiction and Service of Process........................96
        Section 9.15  Arbitration...........................................................96
        Section 9.16  Confidentiality.......................................................98
        Section 9.17  Acknowledgments.......................................................98
        Section 9.18  Waivers of Jury Trial.................................................98
        Section 9.19  Binding Effect; Termination of this Credit Agreement; Termination of
                      Existing Credit Agreement.............................................99

ARTICLE X  GUARANTY.........................................................................99
        Section 10.1  The Guaranty..........................................................99
        Section 10.2  Bankruptcy...........................................................100

        Section 10.3  Nature of Liability..................................................100
        Section 10.4  Independent Obligation...............................................100
        Section 10.5  Authorization........................................................101
        Section 10.6  Reliance.............................................................101
        Section 10.7  Waiver...............................................................101
        Section 10.8  Limitation on Enforcement............................................102
        Section 10.9  Confirmation of Payment..............................................102
        Section 10.10 Net Worth............................................................102


Schedules
---------
Schedule 1.1(a)              Form of Account Designation Letter
Schedule 1.1(b)              Liens
Schedule 1.1(c)              Permitted Adjustments
Schedule 1.1(d)              Sweep Plus Loan/Investment Services Description
Schedule 2.1(a)              Schedule of Lenders and Commitments
Schedule 2.1(b)(i)           Form of Notice of Borrowing
Schedule 2.1(e)              Form of Revolving Note
Schedule 2.2(d)              Form of Tranche A Term Note
Schedule 2.3(d)              Form of Tranche B Term Note
Schedule 2.4(d)              Form of Swingline Note
Schedule 2.11                Form of Notice of Conversion/Extension
Schedule 2.19                Form of Section 2.19 Certificate
Schedule 3.4                 Consents, Authorizations and Filings
Schedule 3.6                 Litigation
Schedule 3.9                 ERISA
Schedule 3.10                Environmental Matters
Schedule 3.12                Subsidiaries
Schedule 3.16                Material Intellectual Property
Schedule 3.20(a)             Location of Real Property
Schedule 3.20(b)             Location of Collateral
Schedule 3.20(c)             Chief Executive Offices
Schedule 3.23                Labor Matters
Schedule 3.24                EBITDA Levels
Schedule 3.25                Insurance
Schedule 4.1(b)              Form of Secretary's Certificate
Schedule 4.1(i)              Form of Solvency Certificate
Schedule 4.1(v)              Form of Financial Covenant Compliance Certificate
Schedule 5.10                Form of Joinder Agreement
Schedule 6.1(b)              Indebtedness
Schedule 6.3                 Guaranty Obligations
Schedule 6.7                 Agreements with Affiliates
Schedule 9.2                 Notices/Lending Offices
Schedule 9.6(c)              Form of Commitment Transfer Supplement

        THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 2000, among SLEEPMASTER L.L.C., a New Jersey limited liability company (the "Borrower"), SLEEPMASTER HOLDINGS L.L.C., a New Jersey limited liability company (the "Parent") and those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (together with the Parent, collectively, the "Guarantors"), the several banks and other financial institutions as may from time to time become parties to this Agreement (collectively, the "Lenders"; and individually, a "Lender"), and FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Guarantors, the lenders party thereto (the "Existing Lenders") and the Administrative Agent are party to that Second Amended and Restated Credit Agreement, dated as of April 28, 2000 (the "Existing Credit Agreement") pursuant to which the Existing Lenders have agreed to make loans and other financial accommodations to the Borrower in the amount of up to $103,875,000 pursuant to the terms and conditions contained therein.

        WHEREAS, the Borrower has requested that the Lenders increase the amount of loans and other financial accommodations available to the Borrower to an amount of up to $172,500,000, as more particularly described herein; and

        WHEREAS, the Lenders have agreed to amend and restate the Existing Credit Agreement and make such increased loans and other financial accommodations to the Borrower pursuant to the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1   DEFINED TERMS.

        As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

        "Account Designation Letter" shall mean the Notice of Account Designation Letter dated the Closing Date from the Borrower to the Administrative Agent substantially in the form attached hereto as Schedule 1.1(a).

        "Acquisition" shall mean the purchase of the stock of Crescent pursuant to the Acquisition Documents.

        "Acquisition Documents" shall mean the Stock Purchase Agreement dated as of June 30, 2000 between the Borrower, Crescent and the stockholders party thereto;

        "Adam Wuest Bond Indenture" shall mean that certain Trust Indenture dated as of February 1, 1994 between County of Hamilton, Ohio, as Issuer and The Fifth Third Bank, as Trustee.

        "Additional Credit Party" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

        "Administrative Agent" shall have the meaning set forth in the first paragraph of this Agreement and any successors in such capacity.

        "Affiliate" shall mean as to any Person, any other Person (excluding any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

        "Agreement" shall mean this Third Amended and Restated Credit Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

        "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced from time to time by First Union at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate

Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

        "Alternate Base Rate Loans" shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate.

        "Applicable Percentage" shall mean, for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans or the Tranche A Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans and Tranche A Term Loans", (ii) Revolving Loans or the Tranche A Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Tranche A Term Loans and Letter of Credit Fee", (iii) the Tranche B Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loans", (iv) the Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans" (v) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Tranche Term Loan and Letter of Credit Fee"; and (vi) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

------ --------------------- --------------- ---------------- ----------- ----------- --------------
                                Alternate       LIBOR Rate      Alternate     LIBOR
                                Base Rate       Margin for      Base Rate     Rate
            Leverage            Margin for       Revolving        Margin   Margin for   Commitment
Level        Ratio              Revolving        Loans and         for      Tranche B      Fee
                                Loans and        Tranche A       Tranche      Term
                                Tranche A       Term Loans        B Term     Loans
                                Term Loans     and Letter of      Loans
                                                Credit Fee
------ --------------------- --------------- ---------------- ----------- ----------- --------------
   I      => 5.50 to 1.0          2.25%            3.50%         2.75%       4.00%         0.50%
------ --------------------- --------------- ---------------- ----------- ----------- --------------
  II    < 5.50 to 1.0 but =>
           5.00 to 1.0            2.00%            3.25%         2.50%       3.75%         0.50%
------ --------------------- --------------- ---------------- ----------- ----------- --------------
 III    < 5.00 to 1.0 but =>
           4.50 to 1.0            1.75%            3.00%         2.50%       3.75%         0.50%
------ --------------------- --------------- ---------------- ----------- ----------- --------------
  IV    < 4.50 to 1.0 but =>
           4.00 to 1.0            1.50%            2.75%         2.25%       3.50%         0.50%
------ --------------------- --------------- ---------------- ----------- ----------- --------------
   V    < 4.00 to 1.0 but =>
           3.00 to 1.0            1.25%            2.50%         2.25%       3.50%         0.50%
------ --------------------- --------------- ---------------- ----------- ----------- --------------
  VI      < 3.00 to 1.0           1.00%            2.25%         2.25%       3.50%         0.50%
------ --------------------- --------------- ---------------- ----------- ----------- --------------

        The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest Determination Date"). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date.

The initial Applicable Percentages shall be based on a minimum of Level II until the first Interest Determination Date occurring after December 31, 2000. After the Closing Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

        "Asset Disposition" shall mean the disposition (other than as a result of a Recovery Event) of any or all of the assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of any Credit Party, whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (i) Specified Sales, (ii) the sale, lease or transfer of assets (including licensing of Intellectual Property) permitted by Section 6.5(a)(iii) or (iv), or (iii) any Equity Issuance.

        "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

        "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

        "Borrower Subordinated Credit Agreement" shall mean the Senior Subordinated Credit Agreement dated as of June 27, 2000 by and among the Borrower, the guarantors party thereto and Citibank, N.A., as lender.

        "Borrower Subordinated Notes" shall mean those certain 13.4% senior subordinated notes in an aggregate principal amount of $25,000,000 due 2009 of the Borrower.

        "Borrowing Date" shall mean, in respect of any Loan, the date such Loan is made.

        "Business" shall have the meaning set forth in Section 3.10(b).

        "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

        "Capital Lease" shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

        "Capital Lease Obligations" shall mean the capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

        "Capital Stock" shall mean (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,
(iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

        "Casualty Event" shall mean any theft, loss, physical destruction or damage, taking or similar event with respect to any property or assets.

        "Change of Control" means (i) a sale of a majority of the consolidated assets of the Parent and its Subsidiaries, in a single transaction or a series of related transactions to any Person or two or more Persons acting in concert,
(ii) (A) prior to an initial public offering, the failure of Citicorp Venture Capital, Inc. or one or more of its Affiliates and management shareholders existing as of the Closing Date (together with their Permitted Transferees (as such term is defined in the Securityholders Agreement referred to on Schedule 6.7)), collectively to own (directly or indirectly) at least 45% of the Voting Stock on a fully diluted as if converted basis of the Parent, and (B) following an initial public offering, the failure of Citicorp Venture Capital, Inc. or one or more of its Affiliates and management shareholders existing as of the Closing Date (together with their Permitted Transferees (as such term is defined in the Securityholders Agreement referred to on Schedule 6.7)), to own (directly or indirectly) at least 33% of the Voting Stock on a fully diluted as if converted basis of the Parent or management shareholders existing as of the Closing Date to own (directly or indirectly) at least 10% of the Voting Stock on a fully diluted as if converted basis of the Parent or (iii) the Borrower shall cease to be a wholly-owned subsidiary of the Parent or (iv) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, or shall have acquired by contract or otherwise control over, Voting Stock of the Parent, representing (A) prior to an initial public offering, an amount equal to or greater than the amount of Voting Stock of the Parent then owned by Citicorp Venture Capital, Inc. or one or more of its Affiliates and management shareholders on a fully diluted as if converted basis and (B) following an initial public offering, an amount representing 25% or more of all Voting Stock of the Parent on a fully diluted as if converted basis or (v) Continuing Directors shall cease for any reason to constitute a majority of the members of the board of directors of the Parent then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934.

        "Closing Date" shall mean the date of this Agreement.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" shall mean a collective reference to the collateral which is identified in, and at any time will be covered by, the Security Documents.

        "Commitment" shall mean the Revolving Commitment, the Swingline Commitment, the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment and the LOC Commitment, individually or collectively, as appropriate.

        "Commitment Fee" shall have the meaning set forth in Section 2.6(a).

        "Commitment Letter" shall mean the letter agreement dated April 4, 2000 addressed to the Borrower from the Administrative Agent, as amended, modified or otherwise supplemented.

        "Commitment Percentage" shall mean the Revolving Commitment Percentage, the Tranche A Term Loan Commitment Percentage, the Tranche B Term Loan Commitment Percentage and/or the LOC Commitment Percentage, as appropriate.

        "Commitment Period" shall mean the period from and including the Closing Date to but not including the Maturity Date.

        "Commitment Transfer Supplement" shall mean a Commitment Transfer Supplement, substantially in the form of Schedule 9.6(c).

        "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Parent within the meaning of Section 4001 of ERISA or is part of a group which includes the Parent and which is treated as a single employer under Section 414 of the Code.

        "Consolidated Capital Expenditures" means, for any period, all capital expenditures of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP. The term "Consolidated Capital Expenditures" shall not include (i) capital expenditures in respect of the reinvestment of proceeds derived from Recovery Events received by the Borrower and its Subsidiaries to the extent that such reinvestment is permitted under the Credit Documents and (ii) capital expenditures of up to $10,000,000 made on behalf of the Borrower and its Subsidiaries in connection with the initial construction costs of a new facility in Vacaville, California during fiscal year 2000.

        "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, plus (B) total federal, state, local and foreign income, franchise, value added and other taxes, plus (C) depreciation, amortization expense and other non-cash charges (excluding any such charges that constitute an accrual of or a reserve for cash charges for any future period), all as determined in accordance with GAAP, plus (D) losses (or minus gains) from sales or other dispositions of assets (other than sales of inventory in the ordinary course of business) plus (E) Permitted Adjustments plus (F) Transaction Costs.

        "Consolidated Interest Expense" means, for any period, all interest expense (excluding pay-in-kind interest) of the Borrower and its Subsidiaries on a consolidated basis including the interest component of Capital Lease Obligations, as determined in accordance with GAAP. For purpose of calculating the Interest Coverage Ratio only, "Consolidated Interest Expense" shall include cash interest paid by the Parent in connection with the Existing Seller Debt and the Permitted Seller Debt.

        "Consolidated Net Income" means, for any period, net income (excluding extraordinary items) after taxes for such period of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

        "Consolidated Net Worth" means as of any date with respect to the Borrower and its Subsidiaries on a consolidated basis, Consolidated Total Assets minus Consolidated Total Liabilities, as determined in accordance with GAAP.

        "Consolidated Total Assets" means, as of any date with respect to the Borrower and its Subsidiaries on a consolidated basis, total assets, as determined in accordance with GAAP.

        "Consolidated Total Liabilities" means, as of any date with respect to the Borrower and its Subsidiaries on a consolidated basis, total liabilities as determined in accordance with GAAP.

        "Consolidated Working Capital" means, at any time, the excess of (i) current assets of the Borrower and its Subsidiaries on a consolidated basis at such time less (ii) current liabilities of the Borrower and its Subsidiaries on a consolidated basis at such time, all as determined in accordance with GAAP. The term "Consolidated Working Capital" shall not include (i) cash and (ii) current maturities of long-term Indebtedness.

        "Continuing Directors" means during any period of up to 24 consecutive months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Parent (together with any new director whose election by the Parent board of directors or whose nomination for election by the Parent's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved).

        "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

        "Credit Documents" shall mean this Agreement, each of the Notes, any Joinder Agreement, the Letters of Credit, the LOC Documents, the Reimbursement Agreement and the Security Documents.

        "Credit Party" shall mean any of the Borrower or the Guarantors.

        "Credit Party Obligations" shall mean, without duplication, (i) all of the liabilities and obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy
Code) and (ii) all liabilities and obligations, whenever arising, owing from any Credit Party to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

        "Crescent" shall mean Crescent Sleep Products Company, a North Carolina corporation.

        "Crescent Bond Indentures" shall mean (i) that certain Indenture dated as of March 1, 1995 between Crescent and the Iowa Finance Authority in the principal amount of $3,000,000 and (ii) that certain Indenture dated as of March 4, 1999 between Crescent and the Guilford County Industrial Facilities and Pollution Control Financing Authority in the original principal amount of $5,900,000.

        "Debt Issuance" shall mean the issuance of any Indebtedness for borrowed money by any Credit Party (excluding, for purposes hereof, any Equity Issuance or any Indebtedness of the Parent and its Subsidiaries permitted to be incurred pursuant to Section 6.1).

        "Default" shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

        "Defaulting Lender" shall mean, at any time, any Lender that, at such time (a) has failed to make a Loan required pursuant to the term of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

        "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

        "Domestic Lending Office" shall mean, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

        "Domestic Subsidiary" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

        "Earnout Payments" shall mean any payments which any Credit Party is or shall be legally obligated to make to Cecil Brauer pursuant to the terms of
Section 2(c)(iv) of that certain Employment Agreement dated as of May 18, 1999 by and among Star Bedding Products Limited, Cecil Brauer and Sleepmaster L.L.C.

        "Environmental Laws" shall mean any and all applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

        "Equity Issuance" shall mean any issuance by any Credit Party to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or
(c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include (i) any Asset Disposition, (ii) any Debt Issuance, (iii) issuances to members of management pursuant to stock option plans of the Credit Parties as in effect on the Closing Date, or (iv) issuances of equity for all or a portion of the purchase price of Permitted Acquisitions.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "Eurodollar Reserve Percentage" shall mean for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

        "Event of Default" shall mean any of the events specified in Section 7.1; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

        "Excess Cash Flow" means, with respect to any fiscal year period of the Borrower and its Subsidiaries on a consolidated basis, an amount equal to (a) Consolidated EBITDA for such period minus (b) capital expenditures made during such period minus (c) increases (or plus decreases) in Consolidated Working Capital for such period minus (d) Scheduled Funded Debt Payments made during such period minus (e) Consolidated Interest Expense during such period minus (f) amounts paid in respect of federal, state, local and foreign income, value added and similar taxes with respect to such period minus (g) voluntary prepayments made in accordance with Section 2.8(a) made during such period minus (h) Restricted Payments actually made during such period pursuant to Section 6.11(c)(i) through (v).

        "Excluded Equity Issuance" shall mean any issuance by any Credit Party of shares of its Capital Stock to members of management which result in Net Cash Proceeds in an aggregate amount for all such issuances not to exceed $1,000,000.

        "Existing Credit Agreement" shall have the meaning set forth in the recitals hereto.

        "Existing Lenders" shall have the meaning set forth in the recitals hereto.

        "Existing Letters of Credit" shall mean that (i) irrevocable direct pay letter of credit issued by First Union to Branch Banking and Trust Company as Credit Facility Trustee pursuant to the Reimbursement Agreement in the amount of approximately $6,900,000 to support the PBBC Industrial Development Bonds, (ii) Irrevocable Letter of Credit No. SM410694C issued by First Union to Fifth Third Bank for the account of Adam Wuest Corporation in the amount of $2,284,425,
(iii) Irrevocable Letter of Credit No. SM408849C issued by First Union to Hartz Mountain in the amount of $720,462, (iv) Irrevocable Letter of Credit No. SM413263C issued by First Union to U.S. Bank Trust National Association in the amount of $3,262,500.00; and (v) Irrevocable Letter of Credit No. SM413261C issued by First Union to U.S. Bank Trust National Association in the amount of $5,999,683.00.

        "Existing Seller Debt" shall mean (i) those certain Junior Subordinated Notes each dated as of November 14, 1996 as may be amended or exchanged from time to time in an initial aggregate principal amount of $7,000,000 of the Parent together with the pay-in-kind interest notes issued thereon, and (ii) the Retroactive Notes.

        "Extension of Credit" shall mean, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

        "Federal Funds Effective Rate" shall have the meaning set forth in the definition of "Alternate Base Rate".

        "Fee Letter" shall mean the letter agreement dated April 25, 2000 addressed to the Borrower from the Administrative Agent, as amended, modified or otherwise supplemented.

        "First Union" shall mean First Union National Bank, a national banking association.

        "Fixed Charge Coverage Ratio" shall mean, as of the end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, without duplication, the ratio of (i) Consolidated EBITDA for the applicable period minus Consolidated Capital Expenditures for the applicable period to (ii) the sum of Consolidated Interest Expense for the applicable period plus taxes paid in cash during the applicable period plus cash dividend payments or other distributions made during the applicable period (including but not limited to cash distributions made in connection with the Existing Seller Debt and the Permitted Seller Debt) plus Scheduled Funded Debt Payments for the applicable period. Notwithstanding the foregoing, for purposes of calculating the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries for the first three complete fiscal quarters to occur after the Closing Date, the Fixed Charge Coverage Ratio shall be determined by annualizing the Consolidated Interest Expense, the Scheduled Funded Debt Payments and the cash taxes components thereof such that for the first complete fiscal quarter to occur after the Closing Date such components would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by two (2) and the first three complete fiscal quarters would be multiplied by one and one-third (1 1/3).

        "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

        "Funded Debt" shall mean, with respect to any Person, without duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clauses (e), (f) and (i) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Funded Debt of others of the type referred to in clause (a) above secured by (or for which the holder of such Funded Debt has an existing right, contingent or otherwise, to be secured
by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Funded Debt of the type referred to in clause (a) above of another Person, (d) Funded Debt of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto, and (e) all Earnout Payments capitalized on any Credit Party's balance sheet in accordance with GAAP. For purposes of determining the Leverage Ratio only, Indebtedness of the Parent owing in respect of the Existing Seller Debt and the Permitted Seller Debt shall be deemed to be "Funded Debt" of the Borrower.

        "GAAP" shall mean generally accepted accounting principles in effect in the United States of America applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenants set out in
Section 5.9 to the provisions of Section 1.3.

        "Government Acts" shall have the meaning set forth in Section 2.20(a).

        "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

        "Guarantor" shall mean (a) the Parent, (b) any of the Domestic Subsidiaries identified as a "Guarantor" on the signature pages hereto and (c) any Additional Credit Party which executes a Joinder Agreement, together with their successors and permitted assigns.

        "Guaranty" shall mean the guaranty of the Guarantors set forth in
Article X.

        "Hedging Agreements" shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

        "Indebtedness" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption (prior to the Maturity Date) or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

        "Indenture" shall mean that certain Indenture in respect of the Subordinated Notes dated as of May 18, 1999.

        "Insolvency" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

        "Insolvent" shall mean being in a condition of Insolvency.

        "Intellectual Property" shall have the meaning set forth in Section
3.16.

        "Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Borrower and its Subsidiaries, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period. Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio of the Borrower and its Subsidiaries for the first three complete fiscal quarters to occur after the Closing Date, the Interest Coverage Ratio shall be determined by annualizing the Consolidated Interest Expense component thereof such that for the first complete fiscal quarter to occur after the Closing Date such components would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by two (2) and the first three complete fiscal quarters would be multiplied by one and one-third (l 1/3).

        "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December and on the Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

        "Interest Period" shall mean, with respect to any LIBOR Rate Loan,

               (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the notice of borrowing or notice of conversion given with respect thereto; and

               (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

provided that the foregoing provisions are subject to the following:

                      (A) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                      (B) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

                      (C) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

                      (D) any Interest Period in respect of any Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

                      (E) no more than eight (8) LIBOR Tranches may be in effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Tranches, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Tranche.

        "Issuing Lender" shall mean First Union.

        "Issuing Lender Fees" shall have the meaning set forth in Section
2.6(c).

        "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Schedule 5.10, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.10.

        "Lender" shall have the meaning set forth in the first paragraph of this Agreement.

        "Letters of Credit" shall mean (i) the Existing Letters of Credit, and
(ii) any new letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

        "Letter of Credit Fee" shall have the meaning set forth in Section
2.6(b).

        "Leverage Ratio" shall mean, as of the end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, the ratio of (a) Funded Debt of the Borrower and its Subsidiaries on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such period.

        "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

        "LIBOR Lending Office" shall mean, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

        "LIBOR Rate" shall mean a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

                      LIBOR Rate =                LIBOR
                                   ------------------------------------
                                   1.00 - Eurodollar Reserve Percentage

        "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate.

        "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

        "Loan" shall mean a Revolving Loan, a Swingline Loan, the Tranche A Term Loan and/or the Tranche B Term Loan, as appropriate.

        "LOC Commitment" shall mean the commitment of the Issuing Lender to issue new Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to the excess of (i) the LOC Committed Amount over (ii) the aggregate outstanding face amount of the Existing Letters of Credit, such Lender's LOC Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

        "LOC Commitment Percentage" shall mean, for each Lender, the percentage identified as its LOC Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

        "LOC Committed Amount" shall mean, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in

Section 2.3(c) and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).

        "LOC Documents" shall mean, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

        "LOC Obligations" shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

        "Mandatory Borrowing" shall have the meanings set forth in Section 2.4(b)(ii) and Section 2.5(e).

        "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

        "Material Contract" shall mean any contract or other arrangement, whether written or oral, to which the Borrower or any of its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

        "Materials of Environmental Concern" shall mean any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

        "Maturity Date" shall mean (i) with respect to the Tranche A Term Loan, the last scheduled quarterly payment date for the Tranche A Term Loan set forth in Section 2.2(b), (ii) with respect to the Tranche B Term Loan, the last scheduled quarterly payment date for the Tranche B Term Loan set forth in
Section 2.3(b), and (iii) with respect to the Revolving Loans, the Revolving Commitment Termination Date.

        "Moody's" shall mean Moody's Investors Service, Inc.

        "Mortgage Instruments" shall have the meaning set forth in Section
4.1(e).

        "Mortgage Policies" shall have the meaning set forth in Section 4.1(e).

        "Mortgaged Properties" shall have the meaning set forth in Section
4.1(e).

        "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Net Cash Proceeds" shall mean the aggregate cash proceeds received by any Credit Party in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by any Credit Party in any Asset Disposition, Equity Issuance or Debt Issuance.

        "Note" or "Notes" shall mean the Revolving Notes, the Swingline Note, the Tranche A Term Notes and/or the Tranche B Term Notes, collectively, separately or individually, as appropriate.

        "Notice of Borrowing" shall mean the written notice of borrowing as referenced and defined in Section 2.1(b)(i).

        "Notice of Conversion/Extension" shall mean the written notice of extension or conversion as referenced and defined in Section 2.11.

        "Obligations" shall mean, collectively, Loans and LOC Obligations.

        "Parent" shall have the meaning set forth in the first paragraph of this Agreement.

        "Participant" shall have the meaning set forth in Section 9.6(b).

        "Participation Interest" shall mean the purchase by a Lender of a participation interest in Letters of Credit as provided in Section 2.5(c).

        "PBBC" shall mean Palm Beach Bedding Company, a Florida corporation and a wholly-owned subsidiary of the Borrower.

        "PBBC Industrial Development Bonds" shall mean the Variable Rate Demand Industrial Development Prime Bonds (Palm Beach Bedding Company Project), Series 1996 in the original aggregate principal amount of $7,650,000 issued pursuant to the PBBC Bond Indenture.

        "PBBC Bond Indenture" shall mean that certain Trust Indenture dated as of April 2, 1996, among the Palm Beach County, Florida, as Issuer, Branch Banking and Trust Company, as Credit Facility Trustee and First Union National Bank, as Bond Trustee.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

        "Permitted Acquisition" shall mean so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom on an actual or pro forma basis, the acquisition by the Borrower or any of its Subsidiaries of all or a majority of the Capital Stock or other ownership interest in (or all or a substantial portion of the assets, property and/or operations of) any Person (i) in a similar or related line of business, (ii) which shall not have been rejected initially or thereafter by such Person's board of directors, (iii) which shall have had earnings before the deduction of interest, taxes, depreciation and amortization expense for the two immediately preceding fiscal quarters in an amount greater than $0 and (iv) which, in an aggregate amount for all such acquisitions, shall not exceed $5,000,000 in any fiscal year.

        "Permitted Adjustments" shall mean adjustments to Consolidated EBITDA for the periods and in the amounts set forth on Schedule 1.1(c).

        "Permitted Funds Transfer" shall have the meaning set forth in Section 9.6(c) hereof.

        "Permitted Investments" shall mean:

               (i)   cash and Cash Equivalents;

               (ii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (iii) investments in and loans to any Credit Parties and as otherwise permitted under Section 6.1(d);

               (iv) loans and advances to officers, directors, employees and Affiliates in an aggregate amount not to exceed $100,000 at any time outstanding;

               (v) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (vi)  investments, acquisitions or transactions permitted under
        Section 6.5(b);

               (vii) additional loan advances and/or investments of a nature not contemplated by the foregoing clauses hereof, provided that such loans, advances and/or investments made pursuant to this clause (vii) shall not exceed an aggregate amount of $100,000;

               (viii) installment notes (to the extent the same could be considered investments) issued in the ordinary course of business from the Borrower and each of its Subsidiaries to Serta, Inc. in connection with the Serta Licenses; and

               (ix) shares of capital stock of Serta, Inc. held by the Borrower and its Subsidiaries in connection with the Serta Licenses.

               As used herein, "investment" means all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

               "Permitted Liens" shall mean:

               (i) Liens created by or otherwise existing, under or in connection with this Agreement or the other Credit Documents in favor of the Lenders;

               (ii) Liens in favor of a Lender hereunder in connection with Hedging Agreements, but only (A) to the extent such Liens secure obligations under Hedging Agreements with any Lender, or any Affiliate of a Lender, (B) to the extent such Liens are on the same collateral as to which the Administrative Agent on behalf of the Lenders also has a Lien and (C) if such provider and the Lenders shall share pari passu in the collateral subject to such Liens;

               (iii) purchase money Liens securing purchase money indebtedness (and refinancings thereof) to the extent permitted under Section 6.1(c);

               (iv) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed 60 days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Subsidiaries with significant operations outside of the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

               (v) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

               (vi) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

               (vii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (viii) any extension, renewal or replacement (or successive extensions, renewals or replacements) , in whole or in part, of any Lien referred to in the foregoing clauses; provided that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended, renewed or replaced (plus improvements on such property);

               (ix) Liens arising in connection with judgments to the extent not resulting in an Event of Default under Section 7.1(f);

               (x) other Liens existing from time to time in an aggregate amount not to exceed $250,000; and

               (xi)   Liens existing on the Closing Date and set forth on
        Schedule 1.1(b); provided, that (a) no such Lien shall at any time be extended to cover property or assets other than the property or assets subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

        "Permitted Seller Debt" shall mean shall mean that certain Junior Subordinated Note dated as of May 18, 1999 executed by the Parent in favor of Nancourt, Inc. (formerly known as Star Bedding Products (1986) Limited) in an original aggregate principal amount of $1,000,000 Canadian dollars of which $1,000,000 Canadian dollars is outstanding as of the Closing Date.

        "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

        "PIK Subordinated Debt" shall mean pay in kind subordinated debt issued by the Parent to Citicorp Mezzanine Partners, L.P. in an aggregate initial amount not exceeding $10,000,000.

        "Plan" shall mean, at any particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

        "Pledge Agreement" shall mean the Third Amended and Restated Pledge Agreement dated as of the Closing Date to be executed in favor of the Administrative Agent by the Borrower and each of the other Credit Parties, as amended, modified, restated or supplemented from time to time.

        "Prime Rate" shall have the meaning set forth in the definition of Alternate Base Rate.

        "ProForma Adjusted EBITDA" shall mean, as to Crescent and its Subsidiaries, the sum of net income plus an amount which, in the determination of net income for such period, has been deducted for interest expense, taxes, depreciation, amortization expense and other non-cash charges plus losses (or minus gains) from sales or other dispositions of assets (other than sales of inventory in the ordinary course) plus permitted adjustments as determined by the Administrative Agent in its sole discretion, all as determined in accordance with GAAP.

        "Properties" shall have the meaning set forth in Section 3.10(a).

        "Purchasing Lenders" shall have the meaning set forth in Section 9.6(c).

        "Recovery Event" shall mean the receipt by the Parent or any of its Subsidiaries of any cash insurance proceeds or condemnation award resulting from a Casualty Event payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets; provided, however, that for purposes of this Agreement, the receipt of proceeds from the business interruption insurance relating to the fire at the Borrower's Puyallup, Washington property shall not be considered to be a Recovery Event hereunder.

        "Register" shall have the meaning set forth in Section 9.6(d).

        "Reimbursement Agreement" shall mean the Reimbursement Agreement, dated as of April 1, 1996 between Palm Beach Bedding Company, a Florida corporation and First Union, as amended by the Amendment to Reimbursement Agreement, dated March 3, 1998, pursuant to which an irrevocable direct pay letter of credit was issued to PBBC to enhance the security and marketability of the PBBC Industrial Development Bonds.

        "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

        "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. Section 4043.

        "Required Lenders" shall mean Lenders holding in the aggregate greater than 50% of the Commitments and Participation Interests therein or outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit), as the case may be, provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

        "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Responsible Officer" shall mean, as to (a) the Borrower, the President and Chief Executive Officer or the Chief Financial Officer or (b) any other Credit Party, any duly authorized officer thereof.

        "Restricted Payment" shall mean (a) any declaration (other than with respect to pay-in-kind preferred equity in existence as of the Closing Date) or payment of a dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, or (d) except as permitted by Section 6.16, any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Debt.

        "Retroactive Notes" shall mean those certain Junior Subordinated Notes of the Parent each dated on or following May 18, 1999 in an initial aggregate principal amount not to exceed $600,000.

        "Revolving Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount as specified in
Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

        "Revolving Commitment Percentage" shall mean, for each Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

        "Revolving Commitment Termination Date" shall mean December 31, 2005.

        "Revolving Committed Amount" shall mean, collectively, the aggregate amount of all Revolving Commitments as referenced in Section 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof, and, individually, the amount of each Lender's Revolving Commitment as specified on Schedule 2.1(a).

        "Revolving Loans" shall have the meaning set forth in Section 2.1.

        "Revolving Note" or "Revolving Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

        "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

        "Scheduled Funded Debt Payments" shall mean, as of any date of determination for the Borrower and its Subsidiaries, the sum of all scheduled payments of principal on Funded Debt for the applied period ending on the date of determination (including the principal component of payments due on Capital Lease Obligations during the applicable period ending on the date of determination and all scheduled payments of principal to be made by the Parent on the Permitted Seller Debt).

        "Security Agreement" shall mean the Third Amended and Restated Security Agreement dated as of the Closing Date given by the Borrower and the other Credit Parties to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with its terms.

        "Security Documents" shall mean the Security Agreement, the Pledge Agreement, the Mortgage Instruments and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements.

        "Senior Funded Debt" shall mean as of any date of determination, with respect to any Person, all Funded Debt (including without limitation Extensions of Credit hereunder) which is not subordinate in right of payment to the Credit Party Obligations.

        "Senior Leverage Ratio" shall mean as of the end of each fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis for the four consecutive quarters ending on such date, the ratio of (a) Senior Funded Debt of the Borrower and its Subsidiaries on the last day of such period to (b) Consolidated EBITDA.

        "Serta Consent" shall mean consent of the board of directors or stockholders of Serta, Inc. in accordance with the applicable terms of any Serta Licenses or the By-laws of Serta, Inc., as applicable, which provide, under certain circumstances, that such consent shall not be unreasonably withheld.

        "Serta Licenses" shall mean, collectively, (a) the two Standard License Agreements and the two Memoranda of Agreement, dated January 12, 1995, between the Borrower and Serta, Inc. covering certain territories in Pennsylvania, New Jersey, New York, Connecticut, Maryland and Delaware, (b) the Standard License Agreement and the Memoranda of Agreement, each dated November 4, 1989 between Palm Beach Bedding Company and Serta Inc. covering a certain territory in Florida, (c) the Standard License Agreement dated November 4, 1989, and the Memoranda of Agreement dated December 1, 1969, between Herr Manufacturing Company and Serta, Inc. covering certain territories in Pennsylvania, New York and New Jersey, (d) the Standard License Agreement and the Memoranda of Agreement, each dated December 1, 1969 between Adam Wuest, Inc. and Serta, Inc.,
(e) the Standard License Agreement dated November 4, 1989 between Adam Wuest, Inc. and Serta, Inc., (f) the Standard License Agreement and the Memorandum of Agreement, each dated as of December 1, 1998 between Adam Wuest, Inc. and Serta, Inc., (g) Standard Canadian License Agreement dated as of May 18, 1999 between Serta, Inc. and Star Bedding Products Limited, (h) License Agreement and the Memorandum Agreement, each dated December 1, 1969 between Adam Wuest, Inc. and Serta, Inc., (i) Memorandum of Agreement dated December 22, 1983 between Serta, Inc. and Adam Wuest, Inc., (j) License Agreement by and between Serta, Inc. and Simon Mattress Manufacturing Company, dated April 28, 2000, (k) Memorandum of Agreement between Serta, Inc. and Simon Mattress Manufacturing Company dated April 28, 2000, (l) License Agreement by and between Serta, Inc. and Simon Mattress Manufacturing Co., dated November 4, 1989, (m) Memorandum of Agreement between Serta, Inc. and Simon Mattress Manufacturing Company, dated November 4, 1989, (n) License Agreement by and between Serta, Inc. and Simon Mattress Manufacturing Co., dated November 4, 1989, (o) Memorandum of Agreement between Serta, Inc. and Simon Mattress Manufacturing Company dated November 4, 1989, (p) Standard License Agreement and Memorandum of Agreement, each dated March 17, 1998, between Serta, Inc. and the Company (regarding Grovetown, Georgia and related territories); (q) Standard License Agreement and Memorandum of Agreement, each dated March 17, 1998, between Serta, Inc. and the Company (regarding Greensboro, North Carolina and related territories); (r) Standard License Agreement and Memorandum of Agreement, each dated March 17, 1998, between Serta, Inc. and the Company (regarding Clear Lake, Iowa and related territories) and (s) all additional Standard License Agreements and Memoranda of Agreement entered into between any Credit Party and Serta, Inc.

        "Single Employer Plan" shall mean any Plan which is not a Multiemployer Plan.

        "Solvent" shall mean, with respect to the Borrower, the Parent and their Subsidiaries on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

        "Specified Sales" shall mean (a) the sale, transfer or other disposition of inventory, materials and licensing of Intellectual Property in the ordinary course of business and (b) the sale, transfer or other disposition of Permitted Investments described in clause (i) of the definition thereof.

        "Subordinated Credit Agreement" shall mean the Subordinated Credit Agreement dated as of November 5, 1999 by and between the Parent and Citicorp Mezzanine Partners, L.P.

        "Subordinated Debt" shall mean (i) the Subordinated Notes, (ii) the PIK Subordinated Debt, (iii) the Borrower Subordinated Notes and (iv) any other Indebtedness incurred by any Credit Party which by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations.

        "Subordinated Notes" shall mean those certain 11% senior subordinated notes in an aggregate principal amount of $115,000,000 due 2009 of the Borrower and Sleepmaster Finance Corporation issued pursuant to the Indenture.

        "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

        "Sweep Plus Arrangement" shall mean the Sweep Plus Loan/Investment Services Description attached hereto as Schedule 1.1(d) or any similar arrangement between the Borrower and the Swingline Lender by which Swingline Loans may be advanced and deposited from time to time into a specified account with the Swingline Lender and which deposits may be applied to repay the Swingline Loans outstanding hereunder.

        "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline

Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.4(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

        "Swingline Committed Amount" shall mean the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.4(a).

        "Swingline Lender" shall mean First Union, in its capacity as such.

        "Swingline Loan" or "Swingline Loans" shall have the meaning set forth in Section 2.4(a).

        "Swingline Note" shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to
Section 2.4(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

        "Taxes" shall have the meaning set forth in Section 2.19(a).

        "Tranche" shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "LIBOR Tranche".

        "Tranche A Term Loan" shall have the meaning set forth in Section
2.2(a).

        "Tranche A Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche A Term Loan in a principal amount equal to such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche A Term Loan).

        "Tranche A Term Loan Commitment Percentage" shall mean, for any Lender, the percentage identified as its Tranche A Term Loan Commitment Percentage on
Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

        "Tranche A Term Loan Committed Amount" shall have the meaning set forth in Section 2.2(a).

        "Tranche A Term Note" or "Tranche A Term Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche A Term Loan provided pursuant to Section 2.2(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

        "Tranche B Term Loan" shall have the meaning set forth in Section
2.3(a).

        "Tranche B Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche B Term Loan in a principal amount equal to such Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche B Term Loan).

        "Tranche B Term Loan Commitment Percentage" shall mean, for any Lender, the percentage identified as its Tranche B Term Loan Commitment Percentage on
Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

        "Tranche B Term Loan Committed Amount" shall have the meaning set forth in Section 2.3(a).

        "Tranche B Term Note" or "Tranche B Term Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche B Term Loan provided pursuant to Section 2.3(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

        "Transaction Costs" shall mean all costs and expenses incurred by the Credit Parties in connection with the transactions closing as of the Closing Date to the extent not capitalized on the balance sheet of the Parent in an aggregate amount not to exceed $2,000,000.

        "Transfer Effective Date" shall have the meaning set forth in each Commitment Transfer Supplement.

        "2.19 Certificate" shall have the meaning set forth in Section 2.19.

        "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate Loan, LIBOR Rate Loan or Swingline Loan, as the case may be.

        "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

        SECTION 1.2   OTHER DEFINITIONAL PROVISIONS.

        (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

        (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

        (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        SECTION 1.3   ACCOUNTING TERMS.

        Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies the Administrative Agent that it wishes to amend any covenant in Section 5.9 (or the defined terms used therein) to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.9 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

        The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.

        The parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 5.9 (including without limitation for purposes of the definition of "Applicable Percentage" hereunder), (i) in connection with any asset sale or disposition as contemplated by Section 6.5, (A) income statement items (whether positive or negative) attributable to the Property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) in connection with any acquisition, merger or consolidation as referred to in Section 6.5 (including specifically, without limitation, the Acquisition), income statement items (whether positive or negative) and Indebtedness attributable to any Person or Property so acquired shall, to the extent not otherwise included in such income statements items for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP or in accordance with any defined terms set forth herein, be included to the extent relating to any period applicable in such calculations and be deemed to have been included as of the first day of the applicable period.

                                   ARTICLE II

                           THE LOANS; AMOUNT AND TERMS

        SECTION 2.1   REVOLVING LOANS.

        (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving Commitment Percentage of outstanding Swingline Loans plus such Lender's LOC Commitment Percentage of outstanding LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount. For purposes hereof, the aggregate amount available hereunder shall be FORTY MILLION DOLLARS ($40,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the "Revolving Committed Amount"). Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided that no more than five (5) separate LIBOR Tranches shall be outstanding at any one time. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

        (b)   Loan Borrowings.

              (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is attached as
        Schedule 2.1(b)(i). If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the Type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof. All Revolving Loans made on the Closing Date shall bear interest at the Alternate Base Rate until the earlier of (i) the completion of the syndication of the

        Commitments to financial institutions which shall become Lenders hereunder or (ii) thirty days from the Closing Date.

              (ii) Minimum Amounts. Each Revolving Loan borrowing shall be in a minimum aggregate amount of (A) with respect to LIBOR Rate Loans, $1,000,000 and integral multiples of $250,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less) or (B) with respect to Alternate Base Rate Loans, $500,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

              (iii) Advances. Each Lender will make its Revolving Commitment Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Schedule 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

        (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Revolving Commitment Termination Date.

        (d) Interest. Subject to the provisions of Section 2.10, Revolving Loans shall bear interest as follows:

              (i) Alternate Base Rate Loans. During such periods as Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

              (ii) LIBOR Rate Loans. During such periods as Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

        Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

        (e) Revolving Notes. Each Lender's Revolving Commitment Percentage of the Revolving Loans shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.1(e).

        SECTION 2.2   TRANCHE A TERM LOAN.

        (a) Tranche A Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally and not jointly agrees to make available to the Borrower on the Closing Date such Lender's Tranche A Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche A Term Loan") in the aggregate principal amount of FIFTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($57,500,000) (the "Tranche A Term Loan Committed Amount") for the purposes hereinafter set forth. The Tranche A Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request provided that the Tranche A Term Loans made on the Closing Date shall bear interest at the Alternate Base Rate until three (3) Business Days after the Closing Date. The Borrower shall request the initial Tranche A Term Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing. Amounts repaid on the Tranche A Term Loan may not be reborrowed. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

        (b) Repayment of Tranche A Term Loan. The principal amount of the Tranche A Term Loan shall be repaid in 22 consecutive fiscal quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2, as such amount may be reduced pursuant to Section 2.8:

       ------------------------ ------------------------
       PRINCIPAL AMORTIZATION     TERM LOAN PRINCIPAL
            PAYMENT DATES        AMORTIZATION PAYMENT
       ------------------------ ------------------------
         September 29, 2000           $2,156,250
       ------------------------ ------------------------
          December 29, 2000           $2,156,250
       ------------------------ ------------------------
           March 30, 2001             $2,156,250
       ------------------------ ------------------------
            June 29, 2001             $2,156,250
       ------------------------ ------------------------
         September 28, 2001           $2,156,250
       ------------------------ ------------------------
          December 31, 2001           $2,156,250
       ------------------------ ------------------------
           March 29, 2002             $2,156,250
       ------------------------ ------------------------
            June 28, 2002             $2,156,250
       ------------------------ ------------------------
         September 30, 2002           $2,875,000
       ------------------------ ------------------------
          December 31, 2002           $2,875,000
       ------------------------ ------------------------
           March 31, 2003             $2,875,000
       ------------------------ ------------------------
            June 30, 2003             $2,875,000
       ------------------------ ------------------------
         September 30, 2003           $2,875,000
       ------------------------ ------------------------
          December 31, 2003           $2,875,000
       ------------------------ ------------------------
           March 31, 2004             $2,875,000
       ------------------------ ------------------------
            June 30, 2004             $2,875,000
       ------------------------ ------------------------
         September 30, 2004           $2,875,000
       ------------------------ ------------------------
          December 31, 2004           $2,875,000
       ------------------------ ------------------------


       ------------------------ ------------------------
           March 31, 2005             $2,875,000
       ------------------------ ------------------------
            June 30, 2005             $2,875,000
       ------------------------ ------------------------
         September 30, 2005           $2,875,000
       ------------------------ ------------------------
          December 31, 2005           $2,875,000
       ------------------------ ------------------------


         (c)  Interest on the Tranche A Term Loan. Subject to the provisions of
Section 2.10, the Tranche A Term Loan shall bear interest as follows:

              (i) Alternate Base Rate Loans. During such periods as the Tranche A Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

              (ii) LIBOR Rate Loans. During such periods as the Tranche A Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

              Interest on the Tranche A Term Loan shall be payable in arrears on each Interest Payment Date.

        (d) Term Notes. Each Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan outstanding as of the Closing Date shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.2(d).

        SECTION 2.3   TRANCHE B TERM LOAN.

        (a) Tranche B Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally and not jointly agrees to make available to the Borrower on the Closing Date such Lender's Tranche B Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche B Term Loan") in the aggregate principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (the "Tranche B Term Loan Committed Amount") for the purposes hereinafter set forth. The Tranche B Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request; provided that the Tranche B Term Loans made on the Closing Date shall bear interest at the Alternate Base Rate until three (3) Business Days after the Closing Date. The Borrower shall request the initial Tranche B Term Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing. Amounts repaid on the Tranche B Term Loan may not be reborrowed. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

        (b) Repayment of Tranche B Term Loan. The principal amount of the Tranche B Term Loan shall be repaid in 26 consecutive fiscal quarterly installments as follows, unless accelerated sooner pursuant to Section 7.2, as such amount may be reduced pursuant to Section 2.8:

       ------------------------ ------------------------
       PRINCIPAL AMORTIZATION     TERM LOAN PRINCIPAL
            PAYMENT DATES        AMORTIZATION PAYMENT
       ------------------------ ------------------------
         September 29, 2000            $187,500
       ------------------------ ------------------------
         December 29, 2000             $187,500
       ------------------------ ------------------------
           March 30, 2001              $187,500
       ------------------------ ------------------------
            June 29, 2001              $187,500
       ------------------------ ------------------------
         September 28, 2001            $187,500
       ------------------------ ------------------------
          December 31, 2001            $187,500
       ------------------------ ------------------------
           March 29, 2002              $187,500
       ------------------------ ------------------------
            June 28, 2002              $187,500
       ------------------------ ------------------------
         September 30, 2002            $187,500
       ------------------------ ------------------------
          December 31, 2002            $187,500
       ------------------------ ------------------------
           March 31, 2003              $187,500
       ------------------------ ------------------------
            June 30, 2003              $187,500
       ------------------------ ------------------------
         September 30, 2003            $187,500
       ------------------------ ------------------------
          December 31, 2003            $187,500
       ------------------------ ------------------------
           March 31, 2004              $187,500
       ------------------------ ------------------------
            June 30, 2004              $187,500
       ------------------------ ------------------------
         September 30, 2004            $187,500
       ------------------------ ------------------------
          December 31, 2004            $187,500
       ------------------------ ------------------------
           March 31, 2005              $187,500
       ------------------------ ------------------------
            June 30, 2005              $187,500
       ------------------------ ------------------------
         September 30, 2005           $8,906,250
       ------------------------ ------------------------
          December 31, 2005           $8,906,250
       ------------------------ ------------------------
           March 30, 2006             $8,906,250
       ------------------------ ------------------------
            June 30, 2006             $8,906,250
       ------------------------ ------------------------
         September 30, 2006           $17,812,500
       ------------------------ ------------------------
          December 31, 2006           $17,812,500
       ------------------------ ------------------------

         (c)  Interest on the Tranche B Term Loan. Subject to the provisions of
Section 2.10, the Tranche B Term Loan shall bear interest as follows:

              (i) Alternate Base Rate Loans. During such periods as the Tranche B Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

               (ii) LIBOR Rate Loans. During such periods as the Tranche B Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

              Interest on the Tranche B Term Loan shall be payable in arrears on each Interest Payment Date.

        (d) Tranche B Term Notes. Each Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan outstanding as of the Closing Date shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.3(d).

        SECTION 2.4   SWINGLINE LOANS.

        (a) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") for the purposes hereinafter set forth; provided, however, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed TWO MILLION DOLLARS ($2,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the aggregate amount of Revolving Loans outstanding plus Swingline Loans outstanding plus LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

        (b)   Swingline Loan Borrowings.

              (i)    Notice of Borrowing and Disbursement.

                     (A) Except as provided in subclause (B) below the Swingline Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 2:00 P.M. (Charlotte, North Carolina time) on such Business Day. A notice of request for Swingline Loan borrowing shall be made in the form of Schedule 2.1(b)(i) with appropriate modifications. Swingline Loan borrowings hereunder shall be made in minimum amounts of $50,000 and in integral amounts of $50,000 in excess thereof.

                      (B) Subject to the Swingline Lender's sole discretion, borrowings of Swingline Loans hereunder may be made from time to time into a specified demand deposit account with the Swingline Lender pursuant to the Sweep Plus Arrangement. Each such borrowing shall be deemed a reaffirmation by the

              Borrower that the representations and warranties set forth in
              Article III are true and correct in all material respects as of the date of such borrowing. Each Swingline Loan requested pursuant to this subsection (B) shall be in such minimum amounts, if any, provided in the Sweep Plus Arrangement.

              (ii) Repayment of Swingline Loans. Unless repaid sooner in accordance with the Sweep Plus Arrangement, each Swingline Loan borrowing shall be due and payable on the Revolving Commitment Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (i) the Revolving Commitment Termination Date, (ii) the occurrence of any Event of Default described in Section 7.1(e), (iii) upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e) or any other Event of Default, and (iv) the exercise of remedies in accordance with the provisions of
        Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as "Mandatory Borrowing"). Each Lender having a Revolving Commitment hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (I) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (V) the date of such Mandatory Borrowing, or (VI) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Borrowing or contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code), then each Lender having a Revolving Commitment hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2); provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

        (c) Interest on Swingline Loans. Subject to the provisions of Section 2.10, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage for Revolving Loans that are Alternate Base Rate Loans. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

        (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of
Schedule 2.4(d).

        SECTION 2.5   LETTER OF CREDIT SUBFACILITY.

        (a) Issuance. The Issuing Lender has heretofore issued the Existing Letter of Credit. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Lenders having a Revolving Commitment shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000) (the "LOC Committed Amount"), (ii) the sum of the aggregate amount of Revolving Loans outstanding plus Swingline Loans outstanding plus LOC Obligations outstanding shall not at any time exceed the Revolving Committed Amount, (iii) all Letters of Credit shall be denominated in Dollars and (iv) Letters of Credit shall be issued for the purpose of supporting tax-advantaged variable rate demand note financing and for other lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by all of the Lenders having a Revolving Commitment, no Letter of Credit (other than the Existing Letter of Credit in favor of U.S. Bank Trust National Association in the amount of $5,999,683 which has a stated expiry date of April 15, 2003) shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, that so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $100,000. First Union shall be the Issuing Lender on all Letters of Credit issued after the Closing Date.

        (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Lenders having a Revolving Commitment a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

        (c) Participations. Each Lender having a Revolving Commitment upon issuance of a Letter of Credit (or, with respect to the Existing Letter of Credit, automatically, without any action by any Person, as of the Closing Date) shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each such Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each participating Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

        (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (with the proceeds of a Revolving Loan or a Swingline Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Alternate Base Rate plus two percent (2%). Unless the Borrower shall immediately notify the Issuing Lender and the Administrative Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Swingline Loan, or if and to the extent Swingline Loans shall be unavailable, a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender having a Revolving Commitment shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each such Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

        (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, (i) a Swingline Loan borrowing to reimburse a drawing under a Letter of Credit, the Swingline Lender shall make the Swingline Loan advance pursuant to the terms of the request or deemed request in accordance with the provisions for Swingline Loan advances hereunder or (ii) a Revolving Loan to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for a Revolving Loan to be made by the time otherwise required in Section 2.1(b),
(v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon; provided, however, that in the event any such Mandatory Borrowing should be less than the minimum amount for borrowings of Revolving Loans otherwise provided in
Section 2.1(b)(ii), the Borrower shall pay to the Administrative Agent for its own account an administrative fee of $500. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

        (f) Modification, Extension. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

        (g) Uniform Customs and Practices. The Issuing Lender shall have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

        (h) Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC Document (including any letter of credit application), this Agreement shall control. The Reimbursement Agreement is and shall be deemed amended such that the representations and warranties, covenants and events of default (and definitions related thereto) set out in the Reimbursement Agreement (the "Existing Provisions"), except to the extent they relate specifically to the relevant bonds or relevant remarketing program, conform with the representations and warranties, covenants and events of default (and definitions related thereto) set out in this Agreement (the "Incorporated Provisions"). So long as any obligations remain outstanding under the PBBC Industrial Development Bonds or any documentation related thereto, such amendments shall survive (i) the payment in full of all obligations due the Lenders by the Borrower under this Agreement, (ii) the termination (for any reason) of this Agreement, (iii) the sale or participation (in whole or in part) of a Lender's interest in this Agreement, or (iv) any other event which has an effect to terminate the obligations of the Borrower to the Lenders under this Agreement. Upon the happening of one of the events set forth in the immediately preceding sentence, PBBC agrees to promptly execute a modification of the Reimbursement Agreement to confirm such amendment. Notwithstanding the preceding sentence or the failure of any such modification to be executed, the Credit Parties, to the extent applicable, must remain in compliance with the Incorporated Provisions as if set forth in the Reimbursement Agreement. Any future modification of or amendment to the Incorporated Provisions shall be a modification of or amendment to the relevant Reimbursement Agreements for purposes of compliance with such agreements. Likewise, if First Union grants a waiver of compliance of the Incorporated Provisions for any period, such waiver shall be deemed to be a waiver of compliance of the relevant Reimbursement Agreement for the limited period of time for which the waiver was granted.

        (i) Designation of Credit Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, including without limitation Section 2.5(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party other than the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of the Credit

Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

        SECTION 2.6   FEES.

        (a) Commitment Fee. In consideration of the Revolving Commitment, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders having a Revolving Commitment a commitment fee (the "Commitment Fee") in an amount equal to the Applicable Percentage per annum on the average daily unused amount of the aggregate Revolving Committed Amount. For purposes hereof, Letters of Credit shall be considered usage but Swingline Loans shall not be considered usage under the aggregate Revolving Committed Amount. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

        (b) Letter of Credit Fees. In consideration of the LOC Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "Letter of Credit Fee") equal to the Applicable Percentage per annum on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee of one-eighth of one percent (1/8%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

        (c) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

        (d) Administrative Fee. The Borrower agrees to pay to the Administrative Agent the annual administrative fee as described in the Fee Letter.

        SECTION 2.7   COMMITMENT REDUCTIONS.

        (a) Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than three (3) Business Days' prior notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $500,000 or a whole multiple of $250,000 in excess thereof (or the remaining amount of the Loans, if less) and shall be irrevocable and effective upon receipt by the Administrative Agent, provided that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the

Revolving Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus Swingline Loans plus outstanding LOC Obligations would exceed the Revolving Committed Amount; and provided further that in the case of Swingline Loans made pursuant to the Sweep Plus Arrangement, prepayments shall be in such minimum amounts, if any, provided by the Sweep Plus Arrangement.

        (b) Mandatory Reductions. On any date that the Revolving Loans are required to be prepaid pursuant to the terms of Section 2.8(b) (ii), (iii), (iv) and (v), the Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

        (c) Revolving Commitment Termination Date. The Revolving Commitment and the LOC Commitment shall automatically terminate on the Revolving Commitment Termination Date.

        SECTION 2.8   PREPAYMENTS.

        (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan shall be in a minimum principal amount of $1,000,000 and integral multiples of $250,000 in excess thereof with respect to LIBOR Rate Loans, and $500,000 and integral multiples of $100,000 in excess thereof with respect to Alternate Base Rate Loans, and each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give three Business Days' irrevocable notice in the case of LIBOR Rate Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable). Subject to the foregoing terms, amounts prepaid under this Section 2.8(a) shall be applied first ratably to the Tranche A Term Loan to the remaining scheduled principal installments thereof until paid in full and the Tranche B Term Loan to the remaining scheduled principal installments thereof until paid in full and then second to the Revolving Loans in each case first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(a) shall be subject to Section 2.18, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the Revolving Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Tranche A Term Loan and the Tranche B Term Loan may not be reborrowed.

        (b)    Mandatory Prepayments.

              (i) Revolving Committed Amount. If at any time after the Closing Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall exceed the Revolving Committed Amount, the Borrower immediately shall prepay the Revolving Loans and

        (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

              (ii) Asset Dispositions. Promptly following any Asset Disposition in excess of $250,000 in any fiscal year, the Borrower shall notify the Administrative Agent thereof and prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (vi) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent the Borrower delivers to the Administrative Agent a certificate that it intends to use such Net Cash Proceeds to acquire fixed or capital assets in replacement of the disposed assets within 180 days of the receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested shall be applied to repay the Loans.

               (iii) Issuances. Immediately upon receipt by any Credit Party of proceeds from (A) any Debt Issuance, the Borrower shall notify the Administrative Agent thereof and prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance to the Administrative Agent to be distributed to the Lenders (such prepayment to be applied as set forth in clause (vi) below) or (B) any Equity Issuance, other than an Excluded Equity Issuance, the Borrower shall notify the Administrative Agent thereof and prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Equity Issuance to the Administrative Agent to be distributed to the Lenders.

               (iv) Recovery Event. To the extent of cash proceeds received in connection with a Recovery Event which are not applied in accordance with Section 6.5(a)(ii), immediately following the 180th day occurring after the receipt by a Credit Party of such cash proceeds, the Borrower shall notify the Administrative Agent thereof and prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of such cash proceeds to the Administrative Agent to be distributed to the Lenders (such prepayment to be applied as set forth in clause (vi) below).

               (v) Excess Cash Flow. Within 90 days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2000), the Borrower shall prepay the Loans in an amount equal to 50% of the Excess Cash Flow earned during such prior fiscal year; provided, however, that no prepayment shall be required pursuant to this Section 2.8(b)(v), if the Leverage Ratio shall be less than or equal to 3.25 to
        1.0 as of the end of such fiscal year (such prepayment to be applied as set forth in clause (vi) below).

               (vi) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows:
        (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations and (B) with respect to all amounts prepaid pursuant to Section 2.8(b)(ii) through
        (v), (1) first pro rata to the Tranche A Term Loan and the Tranche B Term Loan (ratably to the remaining principal installments thereof); and
        (2) second to the Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

              (vii) Prepayment Account. If the Borrower is required to make a mandatory prepayment of LIBOR Rate Loans under this Section 2.8(b), the Borrower shall have the right, in lieu of making such prepayment in full, to deposit an amount equal to such mandatory prepayment with the Administrative Agent in a cash collateral account maintained (pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Administrative Agent. Any amounts so deposited shall be held by the Administrative Agent as collateral for the prepayment of such LIBOR Rate Loans and shall be applied to the prepayment of the applicable LIBOR Rate Loans at the end of the current Interest Periods applicable thereto. At the request of the Borrower, amounts so deposited shall be invested by the Administrative Agent in Cash Equivalents maturing prior to the date or dates on which it is anticipated that such amounts will be applied to prepay such LIBOR Rate Loans; any interest earned on such Cash Equivalents will be for the account of the Borrower and the Borrower will deposit with the Administrative Agent the amount of any loss on any such Cash Equivalents to the extent necessary in order that the amount of the prepayment to be made with the deposited amounts may not be reduced.

        SECTION 2.9   MINIMUM PRINCIPAL AMOUNT OF TRANCHES.

        All borrowings, payments and prepayments in respect of the Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan comprising any Tranche shall not be less than (i) with respect to LIBOR Rate Loans, $1,000,000 or a whole multiple of $250,000 in excess thereof and (ii) with respect to Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof.

        SECTION 2.10  DEFAULT RATE AND PAYMENT DATES.

        Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Alternate Base Rate plus 2%).

        SECTION 2.11  CONVERSION OPTIONS.

        (a) The Borrower may, in the case of the Revolving Loans, the Tranche A Term Loan and the Tranche B Term Loan, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans, by giving the Administrative Agent irrevocable written notice of such election not later than 11:00 a.m. (Charlotte, North Carolina time) on the date which is three Business Days prior to the requested date of conversion. A form of Notice of Conversion/ Extension is attached as Schedule 2.11. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.

        (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.11(a); provided, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

        SECTION 2.12  COMPUTATION OF INTEREST AND FEES.

        (a) Interest payable hereunder with respect to Alternate Base Rate Loans shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

        (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

        SECTION 2.13  PRO RATA TREATMENT AND PAYMENTS.

        (a) Subject to Section 2.13(b), each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.6, second, to interest then due and owing in respect of the Notes and, third, to principal then due and owing hereunder and under the Notes. Each payment on account of any fees pursuant to Section 2.6 shall be made pro rata in accordance with the respective amounts due and owing (except as to the portion of the Letter of Credit retained by the Issuing Lender and the Issuing Lender Fees). Each optional prepayment on account of principal of the Loans shall be applied to such of the Loans in accordance with Section 2.8(a); provided, that prepayments made pursuant to Section 2.16 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.8(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.19(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on Schedule 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

        (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

              FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

              SECOND, to payment of any fees owed to the Administrative Agent;

              THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

              FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

              FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

              SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

              SEVENTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

              In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 2.13(b).

        SECTION 2.14  NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.

        (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

        (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that such Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

        (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.14 shall be conclusive in the absence of manifest error.

        SECTION 2.15  INABILITY TO DETERMINE INTEREST RATE.

        Notwithstanding any other provision of this Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

        SECTION 2.16  ILLEGALITY.

        Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

        SECTION 2.17  REQUIREMENTS OF LAW.

        (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

              (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any application relating thereto, any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for (A) changes in the rate of tax on the overall net income of such Lender or (B) any changes in or additions to the rate or basis of taxation imposed on such Lender by either its jurisdiction or formation or the jurisdiction in which its lending office is located);

              (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

              (iii)  shall impose on such Lender any other condition;

              and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or the Letters of Credit or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans or Letters of Credit. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this

        Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

        (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen
(15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

        (c) The agreements in this Section 2.17 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

        SECTION 2.18  INDEMNITY.

        The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

        SECTION 2.19  TAXES.

        (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.19(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

        (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.6(c) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause (i) above, or (x) a certificate substantially in the form of Schedule 2.19 (any such certificate, a "2.19 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from United States withholding tax with respect to payments under this Agreement and any Note. Notwithstanding anything to the contrary contained in Section 2.19(a), but subject to the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.19(a) to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this
Section 2.19(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.19, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.19(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

        (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

        (d)   If the Borrower pays any additional amount pursuant to this
Section 2.19 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.19, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.19 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.19(d) to the Borrower or any other party.

        (e) The agreements in this Section 2.19 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

        SECTION 2.20  INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

        (a) In addition to its other obligations under Section 2.5, the Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

        (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

        (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

        (d) Nothing in this Section 2.20 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.5(d) hereof. The obligations of the Borrower under this Section 2.20 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

        (e) Notwithstanding anything to the contrary contained in this Section 2.20, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender), as determined by a court of competent jurisdiction.

        SECTION 2.21  REPLACEMENT OF LENDERS.

        If any Lender delivers a notice pursuant to Section 2.16, 2.17 or 2.19 (hereinafter any such Lender shall be referred to as a "Replaced Lender"), then in such case, the Borrower may, upon at least five (5) Business Days' notice to the Administrative Agent and such Replaced

Lender, designate a replacement lender (a "Replacement Lender") acceptable to the Administrative Agent in its reasonable discretion, to which such Replaced Lender shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Borrower and the Replaced Lender) of all amounts owed to such Replaced Lender hereunder, assign all (but not less than all) of its rights and obligations hereunder, provided such assignment shall be in accordance with the terms of Section 9.6 with respect to the procedures regarding the Register, the exchange of Notes and the completion of tax forms. Upon any assignment by any Lender pursuant to this Section 2.21 becoming effective, the Replacement Lender shall thereupon be deemed to be a "Lender" for all purposes of this Agreement and such Replaced Lender shall thereupon cease to be a "Lender" for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Sections 2.16, 2.17, 2.18, 2.19 or 9.5 while such Replaced Lender was a Lender).

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Credit Parties hereby represent and warrant to the Administrative Agent and to each Lender that:

        SECTION 3.1   FINANCIAL CONDITION.

        The balance sheets and the related statements of income and of cash flows of the Borrower for fiscal year 1997, fiscal year 1998 and fiscal year 1999 audited by PricewaterhouseCoopers L.L.P. are complete and correct and present fairly the financial condition of the Borrower and its Subsidiaries as of such dates. The monthly financial statements of the Borrower and its Subsidiaries for the period beginning January 1, 2000 through the calendar month ending immediately prior to the Closing Date are complete and correct in all material respects and present fairly the financial condition of the Borrower and its Subsidiaries as of such dates (provided that if the Closing Date is a date prior to the twentieth day of any month, then such statements shall be provided for the month-end occurring immediately prior to the last month then ended). The balance sheets and the related statements of income and of cash flows of Crescent for fiscal year 1998 and fiscal year 1999 audited by Arthur Andersen L.L.P. are complete and correct and present fairly the financial condition of Crescent and its Subsidiaries as of such dates. Additionally, the company-prepared pro forma balance sheets of the Borrower and its Subsidiaries and of Crescent and its Subsidiaries and the seven-year projections have been prepared in good faith based upon reasonable assumptions. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

        SECTION 3.2   NO CHANGE.

        Since December 31, 1999 (and after delivery of annual audited financial statements in accordance Section 5.1(a), from the date of the most recently delivered annual audited financial statements) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

        SECTION 3.3   CORPORATE EXISTENCE; COMPLIANCE WITH LAW.

        Each of the Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

        SECTION 3.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS; NO CONSENTS.

        Each of the Borrower and the other Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. Except as set forth on Schedule 3.4, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower or the other Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Borrower or the other Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party has been duly executed and delivered on behalf of the Borrower or any other Credit Party, as the case may be. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower and each other Credit Party, as the case may be, enforceable against the Borrower or such other Credit Party, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

        SECTION 3.5   NO LEGAL BAR; NO DEFAULT.

        The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law, any organizational document or any Contractual Obligation of any Credit Party (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. Neither the Borrower nor any Credit

Party is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

        SECTION 3.6   NO MATERIAL LITIGATION.

        Except as set forth in Schedule 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the Borrower or any other Credit Party or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

        SECTION 3.7   INVESTMENT COMPANY ACT.

        Neither the Borrower nor any Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

        SECTION 3.8   MARGIN REGULATIONS.

        No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Credit Parties taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Credit Parties taken as a group does not exceed 25% of the value of their assets.

        SECTION 3.9   ERISA.

        Except as set forth in Schedule 3.9, neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

        SECTION 3.10  ENVIRONMENTAL MATTERS.

        Except as set forth on Schedule 3.10 or except for matters which, in the aggregate, could not be reasonably expected to have a Material Adverse Effect:

        (a) The facilities and properties owned, leased or operated by the Credit Parties (the "Properties") do not contain any Materials of Environmental Concern in amounts or concentrations which (i) constitute a violation of, or
(ii) could give rise to liability under, any Environmental Law.

        (b) The Properties and all operations of the Borrower and the other Credit Parties at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower and the other Credit Parties (the "Business").

        (c) Neither the Borrower nor any other Credit Party has received any written or actual notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower nor any other Credit Party have knowledge or reason to believe that any such notice will be received or is being threatened.

        (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could give rise to liability under any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

        (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any other Credit Party, threatened, under any Environmental Law to which the Borrower, or any other Credit Party, is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

        (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower, or any other Credit Party, in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

        SECTION 3.11  USE OF PROCEEDS.

        The proceeds of the Loans hereunder shall be used solely by the Borrower to (i) finance the Acquisition including the fees and expenses incurred in connection therewith, (ii) provide for working capital, capital expenditures and other general corporate purposes, (iii) refinance existing indebtedness, and
(iv) finance acquisitions as permitted by the terms hereof. The Letters

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of Credit shall be used only as referred to in Section 2.5(a) and for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

        SECTION 3.12  SUBSIDIARIES.

        Set forth on Schedule 3.12 is a complete and accurate list of all Subsidiaries of the Credit Parties. Information on the attached Schedule includes state of incorporation; the number of shares of each class of Capital Stock or other equity interests outstanding; the number and percentage of outstanding shares of each class of stock; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights. The outstanding Capital Stock and other equity interests of all such Subsidiaries are validly issued, fully paid and non-assessable and are owned, free and clear of all Liens other than Permitted Liens.

        SECTION 3.13  OWNERSHIP.

        Each of the Credit Parties is the owner of, and has sufficient and legal title to, all of its respective assets, except as may be permitted pursuant to
Section 6.14 hereof, and none of such assets is subject to any Lien other than Permitted Liens.

        SECTION 3.14  INDEBTEDNESS.

        Except as otherwise permitted under Section 6.1, the Credit Parties have no Indebtedness.

        SECTION 3.15  TAXES.

        Each of the Credit Parties has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or
(ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither the Borrower nor any other Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

        SECTION 3.16  INTELLECTUAL PROPERTY.

        Each of the Credit Parties owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes ("Intellectual Property") necessary for each of them to conduct its business as currently conducted. Set forth on Schedule 3.16 is a list of all registered Intellectual Property and all other material unregistered Intellectual Property owned by each of the Credit Parties or that any Credit Party has the right to use pursuant to a written license. Except as provided on Schedule 3.16, no claim by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such

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Intellectual Property has been received by any Credit Party and is pending, nor does any Credit Party have actual knowledge of any such claim, and, to the knowledge of the Credit Parties, the use of such Intellectual Property by such Credit Party does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Schedule 3.16 may be updated from time to time by the Borrower to include new Intellectual Property by giving written notice thereof to the Administrative Agent.

        SECTION 3.17  SOLVENCY.

        After giving effect to its rights and obligations hereunder (including rights of contribution), the fair saleable value of each Credit Party's assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Agreement. None of the Credit Parties (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Agreement, debts beyond its ability to pay such debts as they become due.

        SECTION 3.18  INVESTMENTS.

        All investments of each of the Credit Parties are Permitted Investments.

        SECTION 3.19  SECURITY DOCUMENTS.

        The Security Documents create valid security interests in, and Liens on, the Collateral, which security interests and Liens are currently (or will be, upon the filing of appropriate financing statements in favor of First Union, as Administrative Agent for the Lenders) perfected security interests and Liens, prior to all other Liens other than Permitted Liens.

        SECTION 3.20  LOCATION OF COLLATERAL.

        Set forth on Schedule 3.20(a) is a list of the Properties of the Credit Parties with street address, county and state where located. Set forth on
Schedule 3.20(b) is a list of all locations where any tangible personal property of the Credit Parties is located, including county and state where located. There is no tangible personal property owned by any Domestic Subsidiary of the Borrower or any other Credit Party which is not itself a Credit Party. Set forth on Schedule 3.20(c) is the chief executive office and principal place of business of each of the Credit Parties. Schedules 3.20(a), 3.20(b) and 3.20(c) may be updated from time to time by the Borrower to include new properties or locations by giving written notice thereof to the Administrative Agent.

        SECTION 3.21  NO BURDENSOME RESTRICTIONS.

        Neither the Borrower nor any other Credit Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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        SECTION 3.22  BROKERS' FEES.

        Neither the Borrower nor any other Credit Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Agreement.

        SECTION 3.23  LABOR MATTERS.

        There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any other Credit Party as of the Closing Date, other than as set forth in Schedule 3.23 hereto, and neither the Borrower nor any other Credit Party (i) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in Schedule 3.23 hereto or (ii) has knowledge of any potential or pending strike, walkout or work stoppage.

        SECTION 3.24  ACCURACY AND COMPLETENESS OF INFORMATION.

        All written information furnished by the Borrower or any other Credit Party to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, including, without limitation, the items set forth in Schedule 3.24 hereto, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to any Credit Party which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Credit Parties furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by the Borrower to the Administrative Agent and/or the Lenders.

        SECTION 3.25  INSURANCE.

        The present insurance coverage of the Credit Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 3.25. The Credit Parties maintain insurance in accordance with past practices against such risks and in such amounts as historically in effect.

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                                   ARTICLE IV

                              CONDITIONS PRECEDENT

        SECTION 4.1   CONDITIONS TO CLOSING DATE AND INITIAL LOANS.

        This Agreement shall become effective upon, and the obligation of each Lender to make the initial Loans on the Closing Date is subject to, the satisfaction of the following conditions precedent:

        (a) Execution of Agreement. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a duly authorized officer of each party hereto, (ii) duly executed Notes for the account of each Lender, (iii) counterparts of the Security Agreement, and the Pledge Agreement, and the Mortgage Instruments in each case conforming to the requirements of this Agreement and executed by duly authorized officers of the Credit Parties, and
(iv) all other Credit Documents, each in form and substance reasonably acceptable to the Administrative Agent in its reasonable discretion.

        (b) Authority Documents. The Administrative Agent shall have received the following:

              (i) Organizational Documents. Copies of the limited liability company operating agreement, articles of incorporation or other organizational documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its organization.

              (ii) Resolutions. Copies of resolutions of the managing member (or, if required, of all members) or board of directors or advisors of each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

              (iii) Bylaws. A copy of the bylaws of each Credit Party, if applicable, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

              (iv) Good Standing. Copies of (i) certificates of good standing, existence or its equivalent with respect to the each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Credit Parties in such state and (ii) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

              (v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

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        (c)   Legal Opinions of Counsel. The Administrative Agent shall have received an opinion of (i) Kirkland & Ellis, counsel for the Credit Parties,
(ii) Baker & Hostetler, Ohio counsel to the Credit Parties, (iii) Salvo, Russell & Fichter, Pennsylvania counsel to the Credit Parties, (iv) Greenberg, Traurig, Florida counsel to the Credit Parties, (v) Drinker, Biddle & Shanley, New Jersey counsel to the Credit Parties; (vi) Stein & Lubin, LLP, California counsel to the Credit Parties, and (vii) Hillis, Clark, Martin and Peterson, Washington counsel to the Credit Parties, each of the foregoing to be dated as of the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent.

        (d) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:

              (i) searches of Uniform Commercial Code ("UCC") filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

              (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral;

              (iii) duly executed consents as are necessary, in the Administrative Agent's sole discretion, to perfect the Lenders' security interest in the Collateral; and

              (iv) in the case of any personal property Collateral located at premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent.

        (e) Real Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:

              (i) fully executed and notarized mortgages, deeds of trust, or deeds to secure debt, (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest in the properties listed in Schedule 3.20(a) as properties owned by the Credit Parties (each a "Mortgaged Property" and collectively the "Mortgaged Properties");

              (ii) a title report obtained by the Credit Parties in respect of each of the Mortgaged Properties;

              (iii) With respect to each Mortgaged Property, an ALTA mortgagee title insurance policies issued by Chicago Title Insurance Company (the "Mortgage Policies"), in amounts not less than the respective amounts designated in Schedule 3.20(a) with respect to any particular Mortgaged Property, assuring the Administrative

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        Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Administrative Agent and shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

              (iv) evidence as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Administrative Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Borrowers and their Subsidiaries evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders;

              (v) maps or plats of an as-built survey of the sites of the Mortgaged Properties certified to the Administrative Agent and the Chicago Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to each of the Administrative Agent and the Chicago Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to each of the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map; and

              (vi) such estoppel letters, consents, subordinations and waivers from the landlords (and any lenders or other Persons having a lien on or security interest in such landlords' interest) on such real property as may be required by the Administrative Agent.

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        (f)   Liability and Casualty Insurance. The Administrative Agent shall have received copies of insurance policies or certificates of insurance evidencing liability and casualty insurance meeting the requirements set forth herein or in the Security Documents. The Administrative Agent shall be named as loss payee and additional insured on all such insurance policies for the benefit of the Lenders.

        (g) Fees. The Administrative Agent shall have received all fees, if any, owing pursuant to the Fee Letter and Section 2.6.

        (h) Litigation. There shall not exist any pending litigation, investigation, injunction, order or claim affecting or relating to the Borrower, any other Credit Party, this Agreement or the other Credit Documents that in the reasonable judgment of the Administrative Agent could materially adversely affect on such Person, this Agreement or the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

        (i) Solvency Evidence. The Administrative Agent shall have received an officer's certificate for each Credit Party prepared by the chief financial officer of each such Credit Party as to the financial condition, solvency and related matters of each such Credit Party, in each case after giving effect to the initial borrowings under the Credit Documents, in substantially the form of
Schedule 4.1(i) hereto.

        (j) Account Designation Letter. The Administrative Agent shall have received the executed Account Designation Letter in the form of Schedule 1.1(a) hereto.

        (k) Ownership Structure. The capital and ownership structure of the Credit Parties (after giving effect to the transactions contemplated hereby) shall be as described in Schedule 3.12. The Administrative Agent shall be satisfied with management structure, legal structure, voting control, liquidity, total leverage and total capitalization of the Borrower as of the Closing Date.

        (l) Consents. The Administrative Agent shall have received evidence that all governmental, shareholder and material third party consents (including the Serta Consents) and approvals necessary in connection with the financings and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority or third party that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing.

        (m) Compliance with Laws. The financings and other transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

        (n) Bankruptcy. There shall be no bankruptcy or insolvency proceedings with respect to any Credit Party or any of its Subsidiaries.

        (o) Material Adverse Effect. No material adverse change shall have occurred since December 31, 1999 in the business, properties, operations, conditions (financial or otherwise) or prospects of the Credit Parties taken as a whole.

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        (p)   Financial Statements. The Administrative Agent shall have received copies of all of the financial statements referred to in Section 3.1, each in form and substance satisfactory to it.

        (q) Due Diligence. (i) The Administrative Agent and the Arranger shall have completed, in form and scope satisfactory thereto, their due diligence on the Credit Parties and (ii) the Administrative Agent shall have received and completed a review to its satisfaction of a due diligence report on Crescent prepared by PricewaterhouseCoopers L.L.P. or another third party consultant retained by the Borrower.

        (r) Environmental Reports. The Administrative Agent shall have received satisfactory environmental reviews of all real property owned by the Credit Parties.

        (s) Termination of Existing Indebtedness. All existing Indebtedness for borrowed money of the Credit Parties (other than the Indebtedness listed on Schedule 6.1(b)) shall have been repaid in full and all Liens relating thereto terminated.

        (t) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by a responsible officer of the Borrower as of the Closing Date stating that (i) no action, suit, investigation or proceeding is pending or, to the knowledge of any Credit Party, threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, (ii) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (A) no Default or Event of Default exists, (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 and (iii) the Borrower is in compliance with the indebtedness incurrence tests set forth in Section 1008 of the Indenture and Section 6.1(b) of the Subordinated Credit Agreement after giving effect to the incurrence of the Credit Party Obligations with calculations attached thereto.

        (u) Acquisition and Acquisition Documents. The Acquisition shall have been consummated in accordance with the terms of the documentation related thereto. There shall not have been any material modification, amendment, supplement or waiver to the Acquisition Documents without the prior written consent of the Administrative Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to the amount or type of consideration to be paid in connection with the Acquisition and the contents of all disclosure schedules and exhibits, and the Acquisition shall have been consummated in accordance with the terms of the Acquisition Documents (without waiver of any material conditions precedent to the obligations of the buyer thereunder). The Administrative Agent shall have received final copies of the Acquisition Documents, together with all exhibits and schedules thereto, certified by an officer of the Borrower.

        (v) Financial Covenant Compliance Certificate. The Administrative Agent shall have received a certificate dated the Closing Date in substantially the form of Schedule 4.1(v) executed by a responsible officer of the Borrower demonstrating pro forma compliance with the

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financial covenants set forth in Section 5.9 for the last twelve consecutive calendar month period ending on May 31, 2000 as if the Acquisition had occurred on the first day of such twelve month period.

        (w) Minimum EBITDA and Maximum Total Funded Debt. The Administrative Agent shall have received evidence reasonably satisfactory to it that:

              (i) Consolidated EBITDA before giving effect to the Acquisition for the Borrower and its Subsidiaries on a consolidated basis, for the twelve consecutive calendar month period ending with the last calendar month immediately preceding the Closing Date (demonstrated on a quarterly basis detailing the portion of such calculation for each Subsidiary individually) shall have been not less than $39,000,000 (provided, that if the Closing Date shall occur prior to the twentieth day of any month, then such determination shall be made using the month-end occurring immediately prior to the last month then ended);

              (ii) minimum Pro Forma Adjusted EBITDA of Crescent and its Subsidiaries (as determined by the Administrative Agent) for the twelve consecutive calendar month period ending with the last calendar month immediately preceding the Closing Date (demonstrated on a quarterly basis detailing the portion of such calculation for each Subsidiary individually) shall not have been less than $17,000,000 (provided, that if the Closing shall occur prior to the twentieth day of any month, then such determination shall be made using the month-end occurring immediately prior to the last month then ended); and

              (iii) Total Funded Debt of the Borrower and its Subsidiaries on a consolidated basis on the Closing Date, after giving effect to the Acquisition on a pro forma basis, shall not exceed $310,000,000 (of which, the total amount of Indebtedness (including Letters of Credit issued and outstanding) loaned by banks shall not exceed $160,000,000).

        (x) Equity Contribution. The Administrative Agent shall have received evidence to its satisfaction that the Borrower has received proceeds from an equity contribution to the Parent in an aggregate principal amount of $41,500,000 on terms satisfactory to the Administrative Agent.

        (y) No Default. On the Closing Date, no default or event of default (or other such equivalent) shall have occurred, be continuing or result under any material contract or agreement of the Borrower, including without limitation, the bond financing or Subordinated Debt documentation of the Borrower.

        (z) No Conflict with Subordinated Notes, etc. The Administrative Agent shall have received evidence to its satisfaction that the transactions contemplated hereunder, under the Acquisition Documents and under the other Credit Documents do not conflict with and will not cause a default or event of default under any of the Borrower Subordinated Credit Agreement, the Subordinated Credit Agreement, the Indenture, the Adam Wuest Bond Indenture, the PBBC Bond Indenture and the Crescent Bond Indentures.

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        (aa)  Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

        SECTION 4.2   CONDITIONS TO ALL EXTENSIONS OF CREDIT.

        The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

        (a) Representations and Warranties. The representations and warranties made by the Credit Parties herein, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith and taking into account any amendments to the Schedules or Exhibits hereto, except as such relate explicitly to an earlier date, shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date.

        (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

        (c) Compliance with Commitments. Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount and (ii) the outstanding LOC Obligations shall not exceed the LOC Committed Amount.

        (d) Additional Conditions to Revolving Loans. If such Loan is made pursuant to Section 2.1, all conditions set forth in such Section shall have been satisfied.

        (e) Additional Conditions to Tranche A Term Loans. If such Loan is made pursuant to Section 2.2, all conditions set forth in such Section shall have been satisfied.

        (f) Additional Conditions to Tranche B Term Loans. If such Loan is made pursuant to Section 2.3, all conditions set forth in such Section shall have been satisfied.

        (g) Additional Conditions to Swingline Loans. If such Extension of Credit is made pursuant to Section 2.4, all conditions set forth in such Section shall have been satisfied.

        (h) Additional Conditions to Letters of Credit. If such Extension of Credit is made pursuant to Section 2.5, all conditions set forth in such Section shall have been satisfied.

        Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) through (f) of this Section have been satisfied.

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                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

        The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts then due and owing to the Administrative Agent or any Lender hereunder, are paid in full, the Credit Parties shall, and shall cause each of their Subsidiaries (other than in the case of Sections 5.1, 5.2 or 5.7 hereof), to:

        SECTION 5.1   FINANCIAL STATEMENTS.

        Furnish to the Administrative Agent and each of the Lenders:

        (a) Annual Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, and a copy of the company-prepared balance sheet of the Parent as at the end of such fiscal year and the related statements of income and retained earnings and of cash flows of the Parent for such year, in the case of the statements of the Borrower and its consolidated Subsidiaries only, audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification;

        (b) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each of the fiscal quarters of the Borrower (other than at the end of a fiscal year, in which case 90 days after the end thereof), a company-prepared consolidated balance sheet and a company-prepared consolidating balance sheet of the Borrower and its consolidated Subsidiaries and a company-prepared balance sheet of the Parent as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries and the Parent, respectively, for such quarterly period and for the portion of the fiscal year ending with such period, in each case, setting forth in comparative form consolidated and consolidating (in the case of the Borrower and its Subsidiaries) figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments);

        (c) Monthly Financial Statements. As soon as available and in any event within thirty (30) days after the end of each month (other than (i) at the end of a fiscal quarter, in which case 45 days after the end thereof and (ii) at the end of a fiscal year, in which case 90 days after the end thereof), a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such monthly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments and the absence of footnotes); and

        (d) Annual Budget Plan. As soon as available, but in any event within thirty (30) days after the end of each fiscal year, a copy of the detailed annual budget or plan of the Borrower for the next fiscal year on a month-by-month basis, in form and detail reasonably acceptable to the Administrative Agent and the Required Lenders, together with a summary of the material assumptions made in the preparation of such annual budget or plan;

        all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments and, with respect to the monthly financial statements, the absence of footnotes) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

        SECTION 5.2   CERTIFICATES; OTHER INFORMATION.

        Furnish to the Administrative Agent and each of the Lenders:

        (a) concurrently with the delivery of the financial statements of the Borrower referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

        (b) concurrently with the delivery of the financial statements of the Borrower referred to in Sections 5.1(a), 5.1(b) and 5.1(c) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each of the Credit Parties during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include (except in the case of those statements delivered only pursuant to Section 5.1(c)) the calculations in reasonable detail required to indicate compliance with Section 5.9 as of the last day of such period;

        (c) promptly after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its members, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

        (d) within ninety (90) days after the end of each fiscal year of the Borrower, a certificate containing information regarding the amount of all Asset Dispositions, Debt Issuances, and Equity Issuances that were made during the prior fiscal year and a calculation of Excess Cash Flow and amounts received in connection with any Recovery Event during the prior fiscal year;

        (e) promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Borrower or any other Credit Party in connection with any annual, interim or special audit of the books of such Person;

        (f) within ninety (90) days after the end of each fiscal year of the Borrower a certificate signed by the chief financial officer of each Borrower that summarizes the insurance policies, including, without limitation, key-man life insurance, if requested by the Administrative Agent, carried by the Borrower and each Subsidiary of the Borrower (such certificate to be in form and substance reasonably satisfactory to Administrative Agent), and written notification 30 days prior to any cancellation or material change of any such insurance by the Borrower or any Subsidiary, as the case may be, within 10 days after receipt of any notice (whether formal or informal) of cancellation, reduction in coverage, shortening of policy period or material adverse change by any of such Person's insurers;

        (g) within ten (10) Business Days after each anniversary of the Closing Date, a complete list of the officers and directors (or members of the board of advisors or other similar governing body) of the Borrower, and within fifteen (15) Business Days after any change in the information provided pursuant to the foregoing clause, written notice of such change;

        (h) within thirty (30) days after the filing thereof, copies of all income tax returns filed by the Parent with any Federal or state taxing authority and within thirty (30) days after receipt thereof by the Borrower, evidence of payment of property taxes by the Borrower; and

        (i) promptly, such additional financial and other information regarding the business, properties, prospects or financial condition of the Borrower as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

        SECTION 5.3   PAYMENT OF OBLIGATIONS.

        Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry and historical company practice (subject, where applicable, to specified grace periods) all its material obligations (including, without limitation, all taxes) of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any other Credit Party, as the case may be.

        SECTION 5.4   CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

        Continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its existence as a corporation or limited liability company, as applicable, and take all reasonable action to maintain all rights, privileges and franchises material to its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

        SECTION 5.5   MAINTENANCE OF PROPERTY; INSURANCE.

        (a) Maintain all material property in good working order and condition (ordinary wear and tear and obsolescence excepted) and in accordance with past practices;

        (b) (i) Maintain such insurance as may be required by law, by the Security Documents or otherwise by the Required Lenders, all to such extent and against such hazards and liabilities, as is maintained by such Person on the Closing Date, (ii) maintain a sufficient amount of insurance so that no Credit Party and no Subsidiary of any Credit Party nor the Administrative Agent or any Lender will be considered a co-insurer or co-insurers, (iii) with respect to each liability insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance reasonably satisfactory to the Administrative Agent, that the Administrative Agent and "Lenders" are identified as additional insureds and (B) notify the Administrative Agent within five (5) days after obtaining any new policy, or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase, and (iv) with respect to each physical damage or casualty policy and each life insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance reasonably satisfactory to the Administrative Agent, that Administrative Agent is named as a loss payee as to personal property and a mortgagee as to real property, (B) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to the Administrative Agent, that the insurance shall not be invalidated as against the Administrative Agent or any Lender by any action or inaction of such Person other than the Administrative Agent or such Lender, regardless of any breach or violation of any warranty, declaration or condition contained in such policy, (C) as against the Administrative Agent and Lenders, the insurers shall waive any rights of subrogation to the extent that the named insured has waived such rights (and each Credit Party hereby irrevocably and unconditionally waives any right of subrogation against the Administrative Agent and Lenders, except for claims arising out of the gross negligence or willful misconduct of the Administrative Agent or Lenders), and (D) notify the Administrative Agent within five (5) days of obtaining any new policy or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase.

        (c) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral (or similar assets or property in replacement thereof) of such Credit Party so lost, damaged or destroyed.

        SECTION 5.6   INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

        Keep proper books of records and account containing entries correct in all material respects and in conformity with GAAP and all material Requirements of Law concerning all dealings and transactions in relation to its businesses and activities, and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney -client privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Credit Parties with officers and employees of the Credit Parties and with its independent certified public accountants; provided, however, that so long as no Default or Event of Default shall have occurred or be continuing, there shall be not more than one visit to or inspection of the properties of the Credit Parties per fiscal quarter of the Borrower.

        SECTION 5.7   NOTICES.

        Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

        (a) promptly, but in any event within two (2) Business Days after the Borrower knows or has reason to know thereof, the occurrence of any Default or Event of Default;

        (b) promptly, any default or event of default under any Contractual Obligation of any Credit Party which could reasonably be expected to have a Material Adverse Effect;

        (c) promptly, any litigation, or any investigation or proceeding (including, without limitation, any governmental or environmental proceeding) known to the Borrower, affecting any Credit Party which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

        (d) as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

        (e) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect.

        Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

        SECTION 5.8   ENVIRONMENTAL LAWS.

        (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

        (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings or the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

        (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

        SECTION 5.9   FINANCIAL COVENANTS.

        Commencing on the day immediately following the Closing Date, the Borrower and its Subsidiaries shall comply with the following financial covenants:

        (a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter occurring during the periods indicated below, shall be less than or equal to the following:

                                      Period                                    Ratio
                                      ------                                    -----
        Closing Date through and including December 31, 2000                5.75 to 1.0

        January 1, 2001 through and including March 31, 2001                5.50 to 1.0

        April 1, 2001 through and including June 30, 2001                   5.25 to 1.0

        July 1, 2001 through and including December 31, 2001                5.00 to 1.0

        January 1, 2002 through and including December  31, 2002            4.25 to 1.0

        January 1, 2003 and thereafter                                      3.75 to 1.0

        (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter occurring during the periods indicated below, shall be greater than or equal to the following:

                                      Period                                    Ratio
                                      ------                                    -----
        Closing Date through and including March 31, 2001                   1.80 to 1.0

        April 1, 2001 through and including December 31, 2001               1.90 to 1.0

        January 1, 2002 through and including December 31, 2002             2.10 to 1.0

        January 1, 2003 through and including December 31, 2003             2.50 to 1.0

        January 1, 2004 and thereafter                                      2.75 to 1.0

        (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter occurring during the periods set forth below, shall be greater than or equal to the following:

        Period                                                                  Ratio
        ------                                                                  -----
        Closing Date through and including December 31, 2000                1.05 to 1.0

        January 1, 2001 through and including December 31, 2002             1.10 to 1.0

        January 1, 2003 through and including December 31, 2003             1.15 to 1.0

        January 1, 2004 and thereafter                                      1.20 to 1.0

        (d) Consolidated Net Worth. Consolidated Net Worth as of the last day of each fiscal quarter shall be greater than or equal to (i) 80% of the Consolidated Net Worth as of the Closing

Date, plus (ii) 50% of positive Consolidated Net Income following the Closing Date, plus (iii) 100% of Equity Issuances on or following the Closing Date.

        (e) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter occurring during the periods indicated below, shall be less than or equal to the following:


                                        Period                                 Ratio
                                        ------                                 -----
              Closing Date through and including September 30, 2000        3.25 to 1.0

              October 1, 2000 through and including December 31, 2000      3.00 to 1.0

              January 1, 2001 through and including June 30, 2001          2.75 to 1.0

              July 1, 2001 through and including December 31, 2001         2.50 to 1.0

              January 1, 2002 and thereafter                               2.25 to 1.0

        (f)   Consolidated Capital Expenditures.

              (i) Consolidated Capital Expenditures as of the end of any fiscal year of the Borrower shall not exceed $7,000,000 in the aggregate during such fiscal year; provided, however, that 50% of any amounts not utilized during any fiscal year may be carried forward to the immediately following fiscal year only.

              (ii) Expansion capital expenditures (as excluded in clause (ii) of the definition of Consolidated Capital Expenditures) shall not exceed $10,000,000 in the aggregate for fiscal year 2000 (as demonstrated on a quarterly basis in the compliance certificate delivered pursuant to
        Section 5.2(b) which shall detail the amount of such expenditures made as of such quarter-end date) during the term of this Agreement.

        (g) Minimum Consolidated EBITDA. Consolidated EBITDA, as of the last day of each fiscal quarter occurring during the periods indicated below for the twelve month period then ended, shall not be less than the following:

                                         Period                                Amount
              Closing Date through and including June 30, 2001              $56,000,000

              July 1, 2001 through and including December 31, 2001          $57,000,000

              January 1, 2001 through and including March 31, 2002          $58,000,000

              April 1, 2002 through and including December 31, 2002         $60,000,000

              January 1, 2003 through and including March 31, 2003          $62,000,000

              April 1, 2003 through and including June 30, 2003             $64,000,000

              July 1, 2003 through and including December 31, 2003          $66,000,000

              January 1, 2004 through and including March 31, 2004          $68,000,000

April 1, 2004 through and including June 30, 2004             $70,000,000

July 1, 2004 through and including September 30, 2004         $72,000,000

October 1, 2004 through and including December 31, 2004       $74,000,000

January 1, 2005 through and including December 31, 2005       $75,000,000

January 1, 2006 and thereafter                                $80,000,000

        SECTION 5.10  ADDITIONAL SUBSIDIARY GUARANTORS.

        Cause each of their Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement. The Guaranty Obligations of any such Additional Credit Party shall be secured by, among other things, the Collateral of the Additional Credit Party.

        SECTION 5.11  COMPLIANCE WITH LAW.

        Cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property (including, without limitation, all ERISA laws and regulations) except to the extent that noncompliance with any such law, rule, regulation, order or restriction could not reasonably be expected to have a Material Adverse Effect.

        SECTION 5.12  PLEDGED ASSETS.

        (a) Be subject at all times to a first priority, perfected Lien with respect to all of such Credit Party's property and assets (subject in each case to Permitted Liens and excluding assets in the nature of stock of Serta Inc. to the extent the same is prohibited from being pledged or assigned) in favor of the Administrative Agent for the benefit of the Lenders pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Documents.

        (b) Take such action at its own expense as requested by the Administrative Agent (including, without limitation, any of the actions described in Section 4.1(d) or (e) hereof) to ensure that the Administrative Agent has a first priority perfected Lien to secure the Credit Party Obligations in (i) all personal property of the Credit Parties located in the United States,
(ii) all real property of the Credit Parties located in the United States and
(iii) to the extent deemed to be material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion, all other personal and real property of the Credit Parties, subject in each case only to Permitted Liens. Notwithstanding anything to the contrary contained in this Section 5.12,
(i) no Credit Party shall be required to pledge or grant to the Administrative Agent, for the benefit of the Lenders, indirectly or directly more than 65% of its voting stock in any Foreign Subsidiary and (ii) no Foreign Subsidiary shall be required to pledge or grant to the Administrative Agent, for the benefit of the Lenders, indirectly or directly, any of its assets.

        SECTION 5.13  FURTHER ASSURANCES.

        (a) As soon as practicable, but in any event within 45 days following the Closing Date, the Borrower shall have (i) made an application for registration with the United States Copyright Office for those certain proprietary computer software programs set forth on Schedule 3.16 in item IX(f) therein to the extent such programs are, in the aggregate, material to the Borrower and/or any of its Subsidiaries and (ii) delivered to the Administrative Agent appropriate notice filings related thereto as required under the Security Agreement; and

        (b) As soon as practicable, but in any event within 15 days following the Closing Date, the Borrower shall have used its commercially reasonable best efforts to deliver to the Administrative Agent, a landlord lien waiver letter from the landlord of the manufacturing facility located at 94 134 Leowaena Street, Waipahu, Hawaii, 96797.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

        The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts then due and owing to the Administrative Agent or any Lender hereunder, are paid in full that:

        SECTION 6.1   INDEBTEDNESS.

        The Credit Parties will not, nor will they permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

        (a) Indebtedness arising or existing under this Agreement and the other Credit Documents;

        (b) Indebtedness of the Credit Parties existing as of or incurred on the Closing Date and described on Schedule 6.1(b) and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

        (c) Indebtedness of the Borrower and its Subsidiaries incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such Indebtedness shall not exceed $2,500,000 at any time outstanding;

        (d) Unsecured intercompany Indebtedness (i) among the Credit Parties and (ii) between the Borrower and Star Bedding Products Limited, provided that any such Indebtedness shall be fully subordinated to the Credit Party Obligations hereunder on terms reasonably satisfactory to the Administrative Agent;

        (e) Indebtedness and obligations owing under Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

        (f) Indebtedness and obligations of Credit Parties owing under documentary letters of credit for the purchase of goods or other merchandise generally (but not under standby, direct pay or other letters of credit except for the Letters of Credit hereunder);

        (g) Indebtedness of the Credit Parties in respect of the Subordinated Notes in an aggregate amount not to exceed $115,000,000;

        (h) Indebtedness in respect of judgment liens not resulting in an Event of Default pursuant to Section 7.1(f);

        (i) Indebtedness in respect of trade payables incurred in the ordinary course of business;

        (j) Unsecured Indebtedness owing in respect of the performance bonus in favor of Cecil Brauer pursuant to Section 2(c)(ii) of that certain Employment Agreement dated as of May 18, 1999 by and among Star Bedding Products Limited, Cecil Brauer and the Borrower;

        (k)   Indebtedness in respect of the PIK Subordinated Debt;

        (l) Installment notes (to the extent the same could be considered Indebtedness) from the Borrower and each of its Subsidiaries to Serta, Inc. in connection with the Serta Licenses issued in the ordinary course of business;

        (m) Indebtedness of the Credit Parties in respect of the Borrower Subordinated Notes in an aggregate amount not to exceed $25,000,000; and

        (n) other Indebtedness of the Borrower and its Subsidiaries which does not exceed $2,500,000 in the aggregate at any time outstanding.

        SECTION 6.2   LIENS.

        The Credit Parties will not, nor will they permit any Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

        SECTION 6.3   GUARANTY OBLIGATIONS.

        The Credit Parties will not, nor will they permit any Subsidiary to, enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith, (ii) Guaranty Obligations of Indebtedness permitted under
Section 6.1(g) and (iii) Guaranty Obligations set forth on Schedule 6.3.

        SECTION 6.4   NATURE OF BUSINESS.

        The Credit Parties will not, nor will they permit any Subsidiary to, alter the character of its business in any material respect from that conducted as of the Closing Date other than logical extensions thereof.

        SECTION 6.5 CONSOLIDATION, MERGER, SALE OF ASSETS, PERMITTED ACQUISITIONS, ETC.

        The Credit Parties will not, nor will they permit any Subsidiary to,

        (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise voluntarily dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

              (i)    Specified Sales; and

              (ii) the sale, transfer, lease or other disposition of property or assets (a) to an unrelated party not in the ordinary course of business (other than Specified Sales), where and to the extent that they are the result of a Casualty Event or (b) the sale, lease, transfer or other disposition of machinery, parts and equipment no longer used or useful in the conduct of the business of such Credit Party or any of its Subsidiaries, as appropriate, in its reasonable discretion, so long as and the net proceeds therefrom are used to repair, replace or relocate damaged property or to purchase or otherwise acquire new assets or property;

              (iii) the sale, lease or transfer of property or assets (at fair value) between the Borrower and any Guarantor;

              (iv) the sale, lease or transfer of property or assets (at fair value) from a Credit Party other than the Borrower to another Credit Party; and

              (v) the sale, lease or transfer of property or assets not to exceed $350,000 in the aggregate in any fiscal year, provided, however that the sale of the manufacturing facility in Vacaville, California as previously disclosed to the Administrative Agent shall be permitted and not be subject to the foregoing limitation so long as the Net Cash Proceeds derived therefrom are applied in accordance with the provisions of Section 2.8(b)(ii);

              provided, that in each case at least 75% of the consideration received therefor by any Credit Party is in the form of cash or Cash Equivalents; provided, further, that with respect to sales of assets permitted hereunder only, the Administrative Agent shall, without the consent of the Required Lenders, release its Liens relating to the particular assets sold;

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        (b)   enter into any transaction of merger or consolidation, except for the merger or consolidation of a Credit Party with and into another Credit Party, provided that if the Borrower is a party thereto, the Borrower will be the surviving corporation; and

        (c) enter into any transaction or series of transactions for the purposes of acquiring all or a substantial portion of the assets, property and/or Capital Stock of any Person other than Permitted Acquisitions.

        SECTION 6.6   ADVANCES, INVESTMENTS AND LOANS.

        The Credit Parties will not, nor will they permit any Subsidiary to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person except for Permitted Investments.

        SECTION 6.7   TRANSACTIONS WITH AFFILIATES.

        Except (i) with respect to the agreements listed on Schedule 6.7 as such are in existence on the Closing Date, (ii) as permitted in subsection (iv) of the definition of Permitted Investments, (iii) for the issuance of capital stock, warrants, options or other rights to acquire stock in connection with any employee stock option or purchase plans, and (iv) for employment arrangements and compensation (including bonuses) in the ordinary course of business, the Credit Parties will not, nor will they permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

        SECTION 6.8   OWNERSHIP OF SUBSIDIARIES; RESTRICTIONS.

        The Credit Parties will not, nor will they permit any Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof; provided, however, notwithstanding any other provision of this Agreement to the contrary, so long as Bedtime Stores, Inc. has no assets or operations (other than as necessary to maintain its corporate existence) it shall not be required to become a Guarantor hereunder, it being understood and agreed that if Bedtime Stores, Inc. shall acquire any assets or conduct any operations other than as set forth above prior to the same being joined as an Additional Credit Party, then an Event of Default shall occur hereunder. The Credit Parties will not sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of their Subsidiaries, nor will they permit any of their Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Capital Stock or other equity interests, except in a transaction permitted by Section 6.5.

        SECTION 6.9   FISCAL YEAR; ORGANIZATIONAL DOCUMENTS; MATERIAL CONTRACTS.

        The Credit Parties will not, nor will they permit any of their Subsidiaries to, change their fiscal year. The Credit Parties will not, nor will they permit any Subsidiary to, amend, modify or change their limited liability company operating agreement or articles of incorporation, as

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

applicable (or corporate charter or other similar organizational document) or bylaws (or other similar document) in any way that could reasonably be expected to have an adverse effect on the Lenders without the prior written consent of the Required Lenders. The Credit Parties will not, nor will they permit any of their Subsidiaries to, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.

        SECTION 6.10  LIMITATION ON RESTRICTED ACTIONS.

        The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to
(a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iv) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien or (v) Indebtedness incurred pursuant to Section 6.1(b) and 6.1(g).

        SECTION 6.11  RESTRICTED PAYMENTS.

        The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party other than the Parent (directly or indirectly through Subsidiaries), and (c) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof and provided that the Borrower is in pro forma compliance with all provisions of this Agreement before and after giving effect thereto, the Borrower may pay cash distributions to the Parent (i) to repurchase membership interests held by management in an aggregate amount not to exceed $2,500,000 in the aggregate during the term of this Agreement, (ii) to pay taxes of the Credit Parties to the extent actually incurred and/or due and payable, (iii) to pay other expenses of the Parent in an aggregate amount not to exceed $100,000, (iv) to pay cash interest expense as required under the Existing Seller Debt in an aggregate amount not to exceed 6% of the principal amount of the Existing Seller Debt per annum; provided that if the Consolidated Fixed Charge Coverage Ratio (as such term is defined in the Indenture) shall exceed 2.0 to 1.0 as of the end of the immediately preceding fiscal quarter, then the Borrower may make distributions to the Parent to pay cash interest expense in an aggregate amount not to exceed 12% of the principal amount

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of the Existing Seller Debt per annum, and (v) after May 18, 2002, to make payments owing under the Permitted Seller Debt.

        SECTION 6.12  PREPAYMENTS OF INDEBTEDNESS, ETC.

        Following the Closing Date, the Credit Parties will not, nor will they permit any Subsidiary to, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

        SECTION 6.13  SALE LEASEBACKS.

        The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired in excess of $250,000 in the aggregate on an annual basis,
(a) which any Credit Party or any Subsidiary has sold or transferred or is to sell or transfer to a Person which is not the Borrower or any Subsidiary or (b) which any Credit Party or any Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by any Credit Party or any Subsidiary to another Person which is not a Credit Party or a Subsidiary in connection with such lease.

        SECTION 6.14  NO FURTHER NEGATIVE PLEDGES.

        The Credit Parties will not, nor will they permit any Subsidiary to, enter into, assume or become subject to any agreement (other than the Indenture, the Adam Wuest Bond Indenture, the PBBC Bond Indenture or the Crescent Bond Indentures as in effect on the Closing Date) prohibiting or otherwise restricting the creation or assumption of any Lien upon their properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and
(c) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

        SECTION 6.15  INTENTIONALLY OMITTED.

        SECTION 6.16  SUBORDINATED DEBT.

        No Credit Party will (i) make or offer to make any payments with respect to any Subordinated Debt, (ii) redeem or offer to redeem any Subordinated Debt, or (iii) deposit any funds intended to discharge or defease any or all Subordinated Debt; provided, however, that so long as no Default or Event of Default shall have occurred or be continuing or would occur on an

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actual or pro forma basis as a result thereof, the (i) Borrower may make payments in respect of cash interest obligations owing under the Subordinated Notes and the Borrower Subordinated Notes in an aggregate amount not to exceed $16,250,000 during any fiscal year, and (ii) the Parent may make interest payments in respect of the Existing Seller Debt and may make payments in respect of the Permitted Seller Debt as set forth in Section 6.11(c)(iv) and 6.11(c)(v). No Subordinated Debt may be amended or modified in any material manner without the prior written consent of the Required Lenders, it being specifically understood and agreed that no amendment to Article X or Article XIII of the Indenture shall be made without the prior written consent of the Required Lenders.

        SECTION 6.17  OPERATING LEASES.

        The Credit Parties will not, nor will they permit any Subsidiary to, incur or permit to exist any obligations in respect of operating leases which require rental payments in excess of $6,500,000 in the aggregate for all such Persons in the aggregate during any fiscal year.

        SECTION 6.18  PARENT HOLDING COMPANY AND SLEEPMASTER FINANCE
                      CORPORATION.

        The Parent will not engage in any activities or operations whatsoever (exclusive of general administrative and other functions required by law) other than owning 99.9% of the Borrower's membership interests and obligations related thereto and otherwise permitted hereunder, including, without limitation, being obligated under the Existing Seller Debt and the Permitted Seller Debt, entering into this Agreement and the other Credit Documents and performing its obligations hereunder and thereunder. Sleepmaster Finance Corporation will not engage in any activities or operations whatsoever other than as set forth in the Indenture and the Subordinated Notes and entering into this Agreement and the other Credit Documents and performing its obligations hereunder and thereunder.

        SECTION 6.19  SERTA LICENSES.

        The Credit Parties will not, nor will they permit any Subsidiary to, enter into or permit to exist any Serta License not in existence on the Closing Date, without (i) the express prior written consent of the Required Lenders (which consent will not be unreasonably withheld), and (ii) the delivery to the Administrative Agent of a copy of such Serta License, a new Serta Consent covering such new Serta License, all documentation required by the Administrative Agent to effect the grant to the Administrative Agent for the benefit of the Administrative Agent and Lenders of a first priority, perfected security interest therein, and such other documentation required by the Administrative Agent in its reasonable discretion in connection therewith.

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                                   ARTICLE VII

                                EVENTS OF DEFAULT

        SECTION 7.1   EVENTS OF DEFAULT.

        An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

        (a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for three (3) Business Days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder within the time periods set forth in this clause (a)); or

        (b) Any representation or warranty made or deemed made herein, in the Security Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been false, misleading or incorrect in any material respect on or as of the date made or deemed made; or

        (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 5.7(a),
Section 5.9 or Article VI hereof; or (ii) any Credit Party shall fail to comply with any other covenant, contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty (30) days of its occurrence; or

        (d) Any Credit Party shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $1,000,000 in the aggregate for the Credit Parties beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default (after giving effect to any applicable period of grace) in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least $1,000,000 in the aggregate for the Credit Parties or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

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        (e)   (i) Any Credit Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Credit Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Credit Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Credit Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Credit Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Credit Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

        (f) One or more judgments or decrees shall be entered against any Credit Party involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $750,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 10 days from the entry thereof; or

        (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Credit Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

        (h)   There shall occur a Change of Control; or

        (i) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

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

        (j) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive);

        (k)   Any Serta License is terminated, assigned or deemed assigned;

        (l) An event of default occurs under (i) the PBBC Bond Indenture or any of the other "Bond Documents" (as such term is defined therein), (ii) the Adam Wuest Bond Indenture or any of the other documents related thereto or (iii) the Crescent Bond Indentures or any of the other documents related thereto; or

        (m) (i) Any Governmental Authority with applicable jurisdiction determines that the Lenders are not holders of Senior Indebtedness (as defined in the Indenture, the Subordinated Credit Agreement and/or the Borrower Subordinated Credit Agreement) or (ii) the subordination provisions of the Subordinated Notes, the Borrower Subordinated Notes or the PIK Subordinated Debt shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable as to any holder of the Subordinated Notes, the Borrower Subordinated Notes or the PIK Subordinated Debt, as applicable; or

        (n) Any default shall occur under the Subordinated Debt or any of the other documents evidencing the same and shall not be remedied or waived within the applicable period of grace or the Subordinated Debt shall cease for any reason to be validly subordinated to the Credit Party obligations as provided in the Subordinated Debt or any of the other documents evidencing the same, or any Credit Party or any Affiliate of any Credit Party shall so assert.

        SECTION 7.2   ACCELERATION; REMEDIES.

        Upon the occurrence of an Event of Default, then, and in any such event,
(a) if such event is an Event of Default specified in Section 7.1(e) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable.

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                                  ARTICLE VIII

                                    THE AGENT

        SECTION 8.1   APPOINTMENT.

        Each Lender hereby irrevocably designates and appoints First Union National Bank as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes First Union National Bank, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

        SECTION 8.2   DELEGATION OF DUTIES.

        The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

        SECTION 8.3   EXCULPATORY PROVISIONS.

        Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

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        SECTION 8.4   RELIANCE BY ADMINISTRATIVE AGENT.

        The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

        SECTION 8.5   NOTICE OF DEFAULT.

        The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

        SECTION 8.6   NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

        Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative

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Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

        SECTION 8.7   INDEMNIFICATION.

        The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section 8.7 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

        SECTION 8.8   ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

        The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

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        SECTION 8.9   SUCCESSOR ADMINISTRATIVE AGENT.

        The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the Notes, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be acceptable to the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

        SECTION 8.10  RELEASE OF COLLATERAL.

        Each Lender hereby irrevocably authorizes the Administrative Agent, as its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any property covered by this Agreement or the other Credit Documents (i) upon termination of the Commitments and payment and satisfaction of all Obligations then due and payable, (ii) constituting property being sold or disposed of if Borrower certifies to the Administrative Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and the Administrative Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower to be, renewed or extended.

        SECTION 8.11  SYNDICATION AND DOCUMENTATION AGENTS.

        Notwithstanding any other provision hereof, each of the Syndication Agent and the Documentation Agent identified on the cover page of this Agreement, in their respective capacities as such, shall have no duties or responsibilities and shall incur no liability under this Agreement or the other Credit Documents.

                                   ARTICLE IX

                                  MISCELLANEOUS

        SECTION 9.1   AMENDMENTS AND WAIVERS.

        Neither this Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may any Credit Party be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower

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written amendments, supplements or modifications hereto and to the other Credit
Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, waiver, supplement, modification or release shall:

              (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (other than interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount (other than in connection with an assignment or participation made in accordance with Section 9.6) or extend the expiration date of any Lender's Commitment, in each case without the written consent of all of the Lenders, or

              (ii) amend, modify or waive any provision of this Section 9.1 or reduce the percentages specified in the definition of Required Lenders, without the written consent of all the Lenders, or

              (iii) amend, modify or waive any provision of Article VIII without the written consent of the then Administrative Agent, or

              (iv) release any of the Guarantors from their obligations under the Guaranty, without the written consent of all of the Lenders, or

              (v) release all or substantially all of the Collateral, without the written consent of all of the Lenders, or

              (vi) amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all of the Required Lenders or Lenders as appropriate and, provided, further, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action.

        Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

        Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII

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(other than the provisions of Section 8.9); provided, however, that the
Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a) from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

        Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

        SECTION 9.2   NOTICES.

        Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed to each such party at the address set forth on Schedule 9.2, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes.

        SECTION 9.3   NO WAIVER; CUMULATIVE REMEDIES.

        No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        SECTION 9.4   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

        All representations and warranties made hereunder and in any document, certificate or written statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

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        SECTION 9.5   PAYMENT OF EXPENSES AND TAXES.

        The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under, or defense against any actions arising out of, this Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), and (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this Section 9.5 shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

        SECTION 9.6   SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING
                      LENDERS.

        (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

        (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of

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any such Note for all purposes under this Agreement, and the Borrower and the
Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any participant if the Participant's participation is not increased as a result thereof), (ii) release any of the Guarantors from their obligations under the Guaranty, (iii) release all or substantially all of the Collateral, or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each Participant shall be entitled to the benefits of Sections 2.17, 2.18, 2.19 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

        (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time, sell or assign to any Lender, any Affiliate thereof and in the case of any Lender that is a fund that invests in commercial loans, to any other fund that invests in commercial loans and that is managed or advised by the same investment advisor or fund manager as such Lender or an Affiliate of such investment advisor or fund manager (a "Permitted Funds Transfer") and with the consent of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks, financial institutions or special purpose investment funds which are organized for the specific purpose of making, acquiring participations in or investing in loans of the type made pursuant to this Agreement ("Purchasing Lenders"), all or any part of its rights and obligations under this Agreement and the Notes in minimum amounts of $1,000,000 with respect to its Revolving Commitment and its Loans (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register (the recording in the Register a condition to such transfer); provided, however, that any sale or assignment to an existing Lender shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the

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minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

        (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

        (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,000.00 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and
(iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower; provided, however, that no fee shall be required in the case of a Permitted Funds Transfer.

        (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been

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delivered to such Lender by or on behalf of the Borrower in connection with such
Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, in each case subject to Section 9.16.

        (g) At the time of each assignment pursuant to this Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.19 Certificate) described in Section 2.19.

        (h) Nothing herein shall prohibit (i) any Lender from pledging or assigning any of its rights under this Agreement (including, without limitation, any right to payment of principal and interest under any Note) to any Federal Reserve Bank in accordance with applicable laws and (ii) in the case of any Lender that is a fund that invests in commercial loans, any pledge or assignment of all or any portion of such Lender's rights under this Agreement to any holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities, or to any trustee for, or any other representative of, such holders, and this Section shall not apply to any such pledge or assignment of a security interest; provided, however, that in each case such Lender shall remain a "Lender" under this Agreement and shall continue to be bound by all the terms and conditions set forth in this Agreement and the other Credit Documents and any such assignment shall be, to the extent applicable, subject to the provisions of Section 9.6(c).

        SECTION 9.7   ADJUSTMENTS; SET-OFF.

        (a) Each Lender agrees that if any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(e), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, (except as otherwise permitted herein) such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

        (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether

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direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

        SECTION 9.8   TABLE OF CONTENTS AND SECTION HEADINGS.

        The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

        SECTION 9.9   COUNTERPARTS.

        This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

        SECTION 9.10  EFFECTIVENESS.

        This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to Section
9.2 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

        SECTION 9.11  SEVERABILITY.

        Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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        SECTION 9.12  INTEGRATION.

        This Agreement and the Notes represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes and this Agreement supersedes the Commitment Letter (except to the extent that the Commitment Letter provides that certain terms contained therein shall expressly survive the execution hereof).

        SECTION 9.13  GOVERNING LAW.

        This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

        SECTION 9.14  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

        All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and, by execution and delivery of this Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

        SECTION 9.15  ARBITRATION.

        (a) Notwithstanding the provisions of Section 9.14 to the contrary, upon demand of any party hereto, whether made before or within three (3) months after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Credit Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

        Arbitration shall be conducted under and governed by the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA with expertise in corporate finance. The parties hereto do not waive applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Hedging Agreements.

        (b) Notwithstanding the preceding binding arbitration provisions, the Administrative Agent, the Lenders, the Borrower and the other Credit Parties agree to preserve, without diminution, certain remedies that the Administrative Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Administrative Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

        (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

        (d) By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

        SECTION 9.16  CONFIDENTIALITY.

        The Administrative Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Credit Parties which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 9.16, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to
Section 9.6, provided that such prospective transferee shall have been made aware of this Section 9.16 and shall have agreed to be bound by its provisions as if it were a party to this Agreement, (e) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications, (f) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.16), or (g) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender.

        SECTION 9.17  ACKNOWLEDGMENTS.

        The Borrower and the other Credit Parties each hereby acknowledges that:

        (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

        (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

        (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

        SECTION 9.18  WAIVERS OF JURY TRIAL.

        THE BORROWER, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY

WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        SECTION 9.19 BINDING EFFECT; TERMINATION OF THIS CREDIT AGREEMENT; TERMINATION OF EXISTING CREDIT AGREEMENT.

        (a) This Credit Agreement shall become effective at such time when all of the conditions set forth in Section 5.1 have been satisfied or waived by the Lenders and it shall have been executed by each Credit Party and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of each Credit Party, the Administrative Agent and each Lender and their respective successors and assigns.

        (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Party Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

        (c) The Credit Parties and the Existing Lenders (including the Issuing Lender) party to the Existing Credit Agreement each hereby agrees that, at such time as the Credit Agreement shall have become effective pursuant to the terms of subsection (a) above, (i) the Existing Credit Agreement automatically shall be deemed amended and restated in its entirety by this Credit Agreement, (ii) the Commitments under the Existing Credit Agreement and as defined therein automatically shall be terminated and replaced with the Commitments hereunder and (iii) all of the promissory notes executed by the Borrower in connection with the Existing Credit Agreement automatically shall be canceled and replaced by the Notes.

                                    ARTICLE X

                                    GUARANTY

        SECTION 10.1  THE GUARANTY.

        In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: the Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Credit Party Obligations. If any or all of the Credit Party Obligations becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, on order, or demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the Credit Party Obligations.

        Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

        SECTION 10.2  BANKRUPTCY.

        Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(e), and unconditionally promises to pay such Credit Party Obligations to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

        SECTION 10.3  NATURE OF LIABILITY.

        The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by
(a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

        SECTION 10.4  INDEPENDENT OBLIGATION.

        The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

        SECTION 10.5  AUTHORIZATION.

        Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

        SECTION 10.6  RELIANCE.

        It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

        SECTION 10.7  WAIVER.

        (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. Without limiting the generality of the provisions of this Article X, each of the Guarantors hereby specifically waives the benefits of N.C. Gen. Stat. Section 26-7 through 26-9, inclusive. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

        (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

        (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

        SECTION 10.8  LIMITATION ON ENFORCEMENT.

        The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

        SECTION 10.9  CONFIRMATION OF PAYMENT.

        The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.

        SECTION 10.10 NET WORTH.

        In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any

Guarantor (a "Funding Guarantor") under this Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets (as defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging any Borrower's Obligations with respect to the Guaranty Obligations or any other Guarantor's obligations with respect to this Guaranty. The term "Adjusted Net Assets" of each Guarantor at any date shall mean the lesser of the amount of which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Guaranty, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debt (after giving effect to all other fixed and contingent liabilities), excluding debt in respect of this Guaranty, as they become absolute and matured. All rights for contribution of any Guarantor shall be subordinated to the prior payment in full of the Guaranty Obligations under this Guaranty.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:                            SLEEPMASTER L.L.C.,
                                     a New Jersey limited liability company

                                     By: /s/ JAMES P. KOSCICA
                                        -----------------------------------
                                     Name:
                                     Title:

GUARANTORS:                          SLEEPMASTER HOLDINGS L.L.C.,
                                     a New Jersey limited liability company
                                     LOWER ROAD ASSOCIATES, LLC,
                                     a New Jersey limited liability company
                                     PALM BEACH BEDDING COMPANY,
                                     a Florida corporation
                                     HERR MANUFACTURING COMPANY,
                                     a Pennsylvania corporation
                                     SLEEPMASTER FINANCE CORPORATION,
                                     a Delaware corporation
                                     ADAM WUEST CORPORATION,
                                     a Delaware corporation
                                     SIMON MATTRESS MANUFACTURING CO.,
                                     a California corporation
                                     CRESCENT SLEEP PRODUCTS COMPANY,
                                    a Delaware corporation



                                     By: /s/ JAMES P. KOSCICA
                                        ----------------------------------
                                     Name:
                                     Title:


                           [signature pages continue]

AGENT AND LENDERS:                  FIRST UNION NATIONAL BANK,
                                    as Administrative Agent and as a Lender

                                    By: /s/ KEVIN McCARTHY
                                       --------------------------------------
                                    Name:
                                    Title:

                                    HELLER FINANCIAL, INC.

                                    By: /s/ JENNIFER KLOUD
                                       --------------------------------------
                                    Name:
                                    Title:

                                    IBJ WHITEHALL BANK & TRUST COMPANY

                                    By: /s/ MICHAEL GRAHAM
                                       --------------------------------------
                                    Name:
                                    Title:

                                    FIFTH THIRD BANK

                                    By: /s/ JOHN R. LOUR, SR.
                                       --------------------------------------
                                    Name:
                                    Title:

                                    FIRSTAR BANK, N.A.

                                    By: /s/ JOHN H. PHILLIPS
                                       --------------------------------------
                                    Name:
                                    Title:

                                    FIRSTRUST BANK

                                    By: /s/ KENT NELSON
                                       --------------------------------------
                                    Name:
                                    Title:

                                    GMAC BUSINESS CREDIT, LLC

                                    By: /s/ KEVIN J. NELSON
                                       --------------------------------------
                                    Name:
                                    Title:

                                    MORGAN STANLEY DEAN WITTER PRIME
                                    INCOME TRUST

                                    By:  /s/ PETER GEWIRTZ
                                       --------------------------------------
                                    Name:
                                    Title:

                                    SUNTRUST BANK

                                    By: /s/ LAUREN P. CARRIGAN
                                       --------------------------------------
                                    Name:
                                    Title:

                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, as trustee of the Antares
                                    Funding Trust created under the Trust
                                    Agreement dated as of November 30, 1999

                                    By: /s/ EDMUND KWAN
                                       --------------------------------------
                                    Name:
                                    Title:

                                    ANTARES FUNDING, L.P.

                                    By: /s/ DAVID MAHON
                                       --------------------------------------
                                    Name:
                                    Title:

                                    VAN KAMPEN SENIOR FLOATING RATE FUND
                                    By: Van Kampen Investment Advisory Corp.

                                    By: /s/ BRIAN T. BUSHER
                                       --------------------------------------
                                    Name:
                                    Title:

                                    VAN KAMPEN SENIOR INCOME TRUST
                                    By: Van Kampen Investment Advisory Corp.

                                    By: /s/ BRIAN T. BUSHER
                                       --------------------------------------
                                    Name:
                                    Title:

                                    KZH SHOSHONE LLC

                                    By: /s/ SUSAN LEE
                                       --------------------------------------
                                    Name:
                                    Title:

                                    OPPENHEIMER SENIOR FLOATING RATE FUND

                                    By: /s/ DAVID FOXHOVER
                                       --------------------------------------
                                    Name:
                                    Title: